                                                    EXHIBIT 10(a)





================================================================================


                    The Iredell County Industrial Facilities
                                      and
                     Pollution Control Financing Authority,
                                     Lessor

                                      and


                            Hunt Manufacturing Co.,
                                     Lessee





                             ------------------------


                                  LEASE AGREEMENT

                             ------------------------


                             Dated as of June 1, 1979


                                    Securing


                            Industrial Revenue Bonds
                        (Hunt Manufacturing Co. Project)
                                       of
                  The Iredell County Industrial Facilities and
                     Pollution Control Financing Authority


             -------------------------------
             CERTAIN RIGHTS OF THE LESSOR UNDER THIS LEASE HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A LIEN AND SECURITY INTER-EST IN FAVOR OF, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, AS TRUSTEE, UNDER AN INDENTURE AND DEED OF TRUST, DATED AS OF JUNE 1, 1979, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME. INFORMATION CONCERNING SUCH LIEN MAY BE OBTAINED FROM THE TRUSTEE AT ONE JEFFERSON FIRST UNION PLAZA, CHARLOTTE, NORTH CAROLINA.

================================================================================

                               TABLE OF CONTENTS
                                                                     Page
Title...............................................                   1
Parties.............................................                   1


                                   ARTICLE I

                     DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1.            Definitions........................            I-1
                 (1)    "Acquisition"......................            I-1
                 (2)    "Acquisition Fund".................            I-1
                 (3)    "Additional Bonds".................            I-1
                 (4)    "Additional Rent"..................            I-1
                 (5)    "Affiliate"........................            I-1
                 (6)    "Authority"........................            I-1
                 (7)    "Authority Representative".........            I-2
                 (8)    "Basic Rent".......................            I-2
                 (9)    "Bond Fund"........................            I-2
                 (10)   "Bondholder" or "Holder"...........            I-2
                 (11)   "Bonds"............................            I-2
                 (12)   "Code".............................            I-2
                 (13)   "Company"..........................            I-2
                 (14)   "Company Representative"...........            I-2
                 (15)   "Completion Date"..................            I-2
                 (16)   "Cost".............................            I-3
                 (17)   "Counsel"..........................            I-4
                 (18)   "default" or "event of default"....            I-4
                 (19)   "Determination of Taxability"......            I-4
                 (20)   "Eminent Domain"...................            I-5
                 (21)   "Enabling Act".....................            I-5
                 (22)   "Government Obligations"...........            I-5
                 (23)   "Guarantor"........................            I-5
                 (24)   "Guaranty".........................            I-5
                 (25)   "Improvements".....................            I-5
                 (26)   "Indenture"........................            I-6

                               TABLE OF CONTEINTS
                                  (Continued)

                                                                      Page

Section     1.1.
(Cont'd)        (27)   "Lease".............................            I-6
                (28)   "Lease Term"........................            I-6
                (29)   "Leased Property"...................            I-6
                (30)   "Net Proceeds"......................            I-6
                (31)   "Payment of the Bonds"..............            I-6
                (32)   "Permitted Encumbrances"............            I-6
                (33)   "Plans and Specifications"..........            I-7
                (34)   "Project"...........................            I-7
                (35)   "Refunding Bonds"...................            I-7
                (36)   "Rent"..............................            I-7
                (37)   "Series 1979 Bonds".................            I-7
                (38)   "Sinking Fund"......................            I-7
                (39)   "Tax Regulations"...................            I-7
                (40)   "Trustee"...........................            I-7
Section     1.2.       Rules of Construction"..............            I-8





                                   ARTICLE II

                                REPRESENTATIONS



Section     2.1.       Representations by the Authority...            II-1
Section     2.2.       Representations by the Company.....            II-1

                               TABLE OF CONTENTS
                                  (Continued)

                                                                      Page
                                  ARTICLE III

                          ACQUISITION AND INSTALLATION
                                 OF THE PROJECT

Section    3.1.       Conveyance bv Company of Project
                        to Authority....................             III-1
Section    3.2.       Agreement to Complete
                        Acquisition of the Project.....              III-1
Section    3.3.       Company Not to Permit Nuisance
                        to Exist........................             III-2
Section    3.4.       Plans and Specifications; Changes
                        in the Project..................             III-2
Section    3.5.       No Warranty by Authority..........             III-2
Section    3.6.       Compliance with Indenture.........             III-3



                                   ARTICLE IV

                    ISSUANCE OF THE BONDS; COMPLETION DATE

Section    4.1.       Agreement to Issue the Bonds......              IV-1
Section    4.2.       Disbursements from the Acquisi-
                        tion Fund.......................              IV-1
Section    4.3.       Establishment of Completion Date..              IV-1
Section    4.4.       Disposition of Balance in Acqui-
                        sition Fund.....................              IV-1
Section    4.5.       Company Required to Pay in Event
                        Acquisition Fund Insufficient...              IV-2

                               TABLE OF CONTENTS
                                  (Continued)

                                                                      Page



                                   ARTICLE V

                         DEMISE OF THE LEASED PROPERTY;
                         EFFECTIVE DATE OF THIS LEASE;
                     DURATION; POSSESSION; RENT PROVISIONS;
                           TAXES AND UTILITY CHARGES

Section   5.1.        Demise of the Leased Property;
                        Effective Date of this Lease;
                        Duration of Lease Term..........           V-1
Section   5.2.        Quiet Enjoyment...................           V-1
Section   5.3.        Rent and Other Amounts Payable....           V-1
Section   5.4.        Taxes and Utility Charges.........           V-2
Section   5.5.        Obligations of Company Here-
                        under Unconditional.............           V-4
Section   5.6.        Prepayment of Rent................           V-5
Section   5.7.        Net Lease.........................           V-5



                                           ARTICLE VI

                             MAINTENANCE, MODIFICATIONS, REMOVALS,
                                           ADDITIONS

Section     6.1.      Maintenance and Modifications of
                        Leased Property by Company.......         VI-1
Section     6.2.      Installation of Company's Own
                        Property........................          VI-1
Section     6.3.      Removal of Leased Equipment.......          VI-2
Section     6.4.      Grant and Release of Easements....          VI-3
Section     6.5.      Option to Purchase Unimproved Land          VI-4

                               TABLE OF CONTENTS
                                  (Continued)

                                                                      Page

                                  ARTICLE VII

                          INSURANCE AND EMINENT DOMAIN

Section   7.1.        Title Insurance...................          VII-1
Section   7.2.        Casualty and Liability Insurance
                        Required........................          VII-1
Section   7.3.        General Requirements Applicable to
                        Insurance.......................          VII-2
Section   7.4.        Advances by Authority or
                         Trustee........................          VII-3
Section   7.5.        Company to make up Deficiency
                         in Insurance Coverage..........          VII-3
Section   7.6.        Eminent Domain....................          VII-4
Section   7.7.        Application of Net Proceeds
                        of Insurance and Eminent Domain
                        Proceedings.....................          VII-4
Section   7.8.        Parties to Give Notice............          VII-5


                                  ARTICLE VIII

                               SPECIAL COVENANTS

Section   8.1.        Access to the Leased Property
                        and Inspection..................         VIII-1
Section   8.2.        Company to Maintain its
                        Corporate Existence; Conditions
                        Under Which Exceptions
                        Permitted.......................         VIII-1
Section   8.3.        Annual Report.....................         VIII-2
Section   8.4.        Further Assurances and Corrective
                        Instruments.....................         VIII-2
Section   8.5.        Recording and Filing..............         VIII-3
Section   8.6.        Opinions as to Recording and
                        Filings; Other Instruments......         VIII-3
Section   8.7.        Non-Arbitrage Covenant............         VIII-3
Section   8.8.        Use of Bond Proceeds..............         VIII-4
Section   8.9.        Tax Exempt Status of Bonds .......         VIII-4
Section   8.10.       Indemnity Against Claims..........         VIII-5
Section   8.11.       Release and Indemnification.......         VIII-5
Section   8.12.       Mechanics' Liens..................         VIII-6

                               TABLE OF CONTENTS
                                  (Continued)

                                                                   Page

                                   ARTICLE IX

                        ASSIGNMENT, LEASING AND SELLING


Section 9.1.          Assignment of Rights by the
                        Authority to the Trustee........           IX-1
Section 9.2.          Restrictions on Transfer of
                        Authority's Rights..............           IX-1
Section 9.3.          Assignment and Sublease by the
                        Company.........................           IX-2



                                   ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

Section   10.1.       Events of Default Defined.........           X-1
Section   10.2.       Remedies on Default...............           X-2
Section   10.3.       Force Majeure.....................           X-3
Section   1O.4.       Application of Amounts Realized
                        in Enforcement of Remedies......           X-4
Section   10.5        No Remedy Exclusive...............           X-4
Section   10.6.       Agreement to Pay Attorneys'
                        Fees and Expenses...............           X-4
Section   10.7.       Authority and Company to Give
                        Notice of Default...............           X-4


                                   ARTICLE XI

                           PREPAYMENT OF BASIC RENT

Section    11.1.      Options to Prepay Basic Rent......          XI-1
Section    11.2.      Obligation to Prepay Basic Rent
                        and Pay Taxability Payments.....          XI-2
Section    11.3.      Relative Priorities and Prece-
                        dence of this Article
                        and the Indenture...............          XI-3

                               TABLE OF CONTENTS
                                  (Continued)
                                                                  Page

                                  ARTICLE XII

                             MANDATORY PURCHASE OF
                                LEASED PROPERTY

Section    12.1.      Mandatory  Purchase  of  Leased
                        Property After Payment
                        of Bonds.........................         XII-1
Section    12.2.      Conveyance on Purchase.............         XII-1


                                  ARTICLE XIII

                                 MISCELLANEOUS


Section    13.1.      References to Bonds Ineffective
                        After Bonds Paid.................         XIII-1
Section    13.2.      No Additional Waiver Implied
                        by One Waiver....................         XIII-1
Section    13.3.      Authority Representative...........         XIII-1
Section    13.4.      Company Representative.............         XIII-1
Section    13.5.      Notices............................         XIII-1
Section    13.6.      If Payment or Performance Date
                        a Leqal Holiday..................         XIII-2
Section    13.7.      Binding Effect.....................         XIII-2
Section    13.8.      Severability.......................         XIII-2
Section    13.9.      Amendments, Changes and Modifi-
                        cations..........................         XIII-3
Section    13.10.     Execution in Counterparts..........         XIII-3
Section    13.11.     Applicabie Law.....................         XIII-3
Section    13.12.     No Charqe Against Authority
                        Credit                                    XIII-3
Section    13.13.     Authority Not Liable...............         XIII-3
Section    13.14.     Amounts  Remaining in the Bond
                        Fund and the Acquisition Fund....         XIII-3

Acknowledgments..........................................         XIII-4

                  This LEASE AGREEMENT dated as of June 1,  1979  (the
             "Lease"   between THE  IREDELL  COUNTY  INDUSTRIAL  FACILITIES
             AND POLLUTION CONTROL FINANCING AUTHORITY, a political subdivision and body corporate and politic of the State of North Carolina, as lessor (the "Authority"), and HUNT MANUFACTURING CO., a corporation organized under the laws of the State of Pennsylvania and qualified to do business as a foreign corporation in the State of North Carolina, as lessee (the "Company"),



                                W I T N E S S E T H



                  In consideration of the respective representations
             and agreements hereinafter contained, the parties hereto, recognizing that under the Enabling Act (hereinafter defined) this Lease shall not in any way obligate the State of North Carolina or any political subdivision or agency thereof, including Iredell County, North Carolina and the Authority, to raise any money by taxation or use other public moneys for any purpose in relation to the Project or the Leased Property (as each is hereinafter defined) and that neither the State of North Carolina nor any political subdivision or aqency thereof, including Iredell County, North Carolina and the Authority, shall pay or promise to pay any debt or meet any financial obliga-tion to any person at any time in relation to the Project or the Leased Property, except from revenues received or to be received under the provisions of this Lease or the Indenture or derived from the exercise of the rights of the Authority or the Trustee under this Lease or the Indenture, agree as follows:

                                   ARTICLE I

                     DEFINITIONS AND RULES OF CONSTRUCTION


                    Section 1.1. Definitions. In addition to words and terms elsewhere defined in this Lease, the follow-ing words and terms shall have the following meanings:

                        (1)) "Acquisition", when used in connection
                    with the Project, shall mean, without limitation, the acquisition, improvement, equipping and provision of the Project.

                        (2)  "Acquisition Fund" shall mean the fund
                    created by Section 401 of the Indenture.

                        (3)  "Additional Bonds" shall mean the Bonds
                    authorized to be issued under Section 209 of the indenture for the purpose of financing all or a portion of the Cost of the Project, to the extent that the proceeds of Series 1979 Bonds and all other available funds in the Acquisition Fund are insufficient therefor, or the Cost of any Im-provements.

                         (4) "Additional Rent" shall  mean the amounts
                    payable pursuant to Section 5.3(b) hereof by the Company for the account of or to the Authority to provide for payment of the fees and charges of the Trustee and the paying agents for the Bonds and of certain costs and expenses incurred by the Authority, respectively.

                          (5) "Affiliate" shall mean any person directly
                    or indirectly controlling or controlled by or under direct or indirect common control with another person. For the purposes of this definition, "con-trol" when used with respect to a person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or other-wise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                      (6) "Authority" shall mean The  Iredell  County
                  Industrial Facilities and Pollution Control Financing Authority, a political subdivision and body corporate and politic of the State of North Carolina, and its successors and assigns and any body resulting from or surviving any consolidation or merger to which it or its successors may be a party.

                       (7) "Authority Representative" shall mean
                  any one of the persons at the time designated to act on behalf of the Authority by written certi-ficate furnished to the Company and the Trustee containing the specimen signatures of such persons and signed on behalf of the Authority by its Chair-man or Vice Chairman.

                       (8) "Basic Rent" shall mean the amounts pay-able pursuant to Section 5.3(a) hereof by the Company for the account of the Authority to provide for the payment of the principal of and redemption premium, if any, and interest on the Bonds.

                       (9)  "Bond Fund" shall mean the fund created
                  bv Section 501 of the Indenture.

                      (10) "Bondholder" or "Holder" shall mean the Registered Owner (as defined in the Indenture) of any registered Bond and the bearer of any coupon Bond not registered as to principal alone.

                      (11) "Bonds" shall mean Series 1979 Bonds, the Additional Bonds and the Refunding Bonds.

                      (12)  "Code" shall mean the Internal Revenue
                  Code of 1954, as amended.

                      (13)  "Company" shall mean Hunt Manufacturing
                  Co., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania and its successors and assiqns and any surviving, resulting or transferee corporation or other entity.

                      (14)  "Company Representative" shall mean any
                  one of the persons at the time designated to act on behalf of the Company by written certificate furnished to the Authority and the Trustee containing the speci-men signatures of such persons and signed on behalf of the Company by the President, a Vice President, the Treasurer or an Assistant Treasurer thereof. The
                  Company Representative may be an employee of the Company.

                      (15) "Completion Date" shall mean the date of completion of the Project as that date shall be certified as provided in Section 4.3 hereof.

                      (16) "Cost" as applied to the Project and any Improvements shall mean all costs which the Authority or the Company may properly pay or accrue for the Acqui-sition of the Project or such Improvements under the Enablinq Act and which, under generally accepted accounting principles and under applicable regulations of the United States Department of the Treasury, are chargeable to the capital account of the Project or such Improvements, as the case may be, including, without limitation, in the case of the Project, the following:

                          (a)  obligations of the Company incurred
                       in connection with the purchase of the Project, including the purchase price of the manufacturing and industrial facility for the production of paper and other art/craft products, all legal, recording and other fees, and taxes and expenses related thereto;

                           (b)  obligations of the Company incurred
                       for labor and materials in connection with the Acquisition of the Project;

                           (c)  preparation of the plans and specifica-
                       tions for the Project (including any preliminary study or planning of the Project or any aspect thereof);

                           (d) payment of the fees for  engineering,
                       supervisory and consulting services relating to the Project;

                           (e)  payment, to the extent they shall
                       not be paid by a contractor, of the premiums of all insurance and surety and performance bonds required to be maintained in connection with the improvement of the Project;

                           (f)  payment of any initial or acceptance
                       fee of the Trustee and any fees and expenses incurred in connection with the preparation, recording or filing of such documents, instru-ments or financing statements as either the Company or the Authority may deem desirable to perfect or protect the rights of the Authority and the Trustee under this Lease, the Indenture and the Guaranty;

                            (g)   payment of legal, accounting and
                       financial advisory fees and expenses, filing fees, and printing and engraving costs incurred in connection with the authorization, issuance, sale and purchase of the Series 1979 Bonds and any Additional Bonds issued to finance all or a portion of the Cost of the Project, and the preparation of this Lease, the Indenture, and the Guaranty;

                            (h)  interest to accrue on the Series 1979
                       Bonds and any Additional Bonds issued to finance all or a portion of the Cost of the Project to the Completion Date;

                             (i)  any administrative or other fees
                       charged by the Authority, the Department of Commerce or the Local Government Commission of the State of North Carolina, or reimbursement thereto of expenses, in connection with the Project to the Completion Date; and

                             (j)  payment of any other costs and ex-
                       penses relating to the Project which would constitute costs or expenses for which the Authority may expend Bond proceeds under the Enabling Act.

                       (17) "Counsel" means a lawyer or a firm of lawyers duly admitted to practice law in one of the United States and may, but need not be, counsel to the Authority or the Company.

                       (18)  "default" or "event of default" shall
                  mean any one or more of the events or circumstances set forth in Section 10.1 hereof.

                       (19) "Determination of Taxability" shall mean any determination, decision or decree made in regard to Section 103(b)(6)(d) of the Code by the Commission or any District Director of the Internal Revenue
                  Service or by any court of competent jurisdiction that interest on the Series 1979 Bonds is includable in the gross income of the recipient under Section 103 of the Code and regulations thereunder for any reason other than that the Holder is a substantial user of the Leased Property or a related person within the meaning of Section 103(b)(8) of the Code.

                       (20)   " Eminent Domain" shall mean the taking
                   of title to, or the temporary use of, the Leased Property or any part thereof pursuant to eminent domain or condemnation proceedings, or by any settle-ment or compromise of such proceedings, or any voluntary conveyance of the Leased Property or any part thereof during the pendency of, or as a result of a threat of, such proceedings.

                       (21)   "Enabling Act" shall mean Chapter 800
                   of the 1975 Session Laws of North Carolina, as amended, which as codified appears as Chapter 159C of the General Statutes of North Carolina.

                        (22)   "Government Obligations" shall mean (a)
                   direct obligations of the United States of America or obliqations for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations of the Government National Mortgage Association, Federal Intermediate Credit Banks,
                   Federal Banks for Cooperatives, Federal Land Banks, and Federal Home Loan Banks; provided, however, that for purposes of Section 1301 of the Indenture, such term shall mean the obligations described in clause (a) of this definition only.

                        (23) "Guarantor" shall mean Hunt Manufacturina Co., a Pennsylvania corporation, as guarantor under the Guaranty, and its successors and assigns thereunder.

                        (24) "Guaranty" shall mean the Guaranty Agree-ment dated as of the date hereof, betweeb the Guaran-tor and the Trustee, toqether with any amendments and supplements thereto permitted by the Indenture, pur-suant to which the Guarantor guarantees to the Trustee timely payment of the principal of and redemption premium, if any, and interest on the Bonds when the same shall become due and payable.

                        (25)   "Improvements" shall mean any real or
                   tangible personal property acquired, constructed or installed in, or used in, Iredell County, North Caro-lina, by the Company and financed, in whole or in part, by Additional Bonds.

                      (26) "Indenture" shall mean the Indenture and Deed of Trust, dated as of the date hereof, between the Authority and First Union National Bank of North Carolina, Trustee, together with any amendments and supplements to the Indenture permitted thereby.

                      (27) "Lease" shall mean this Lease Agreement, together with any amendments and supplements hereto permitted by the indenture.

                      (28)  "Lease Term" shall mean the duration
                    of the leasehold estate created by this Lease as specified in Section 5.1 hereof.

                      (29) "Leased  Property"  shall  mean  the  Project,
                    any Improvements and all additions, modifications and improvements thereto and all substitutions therefor to the extent provided herein, less all removals therefrom as herein permitted, as the same shall exist at any time, leased to the Company by the Authority pursuant to this Lease, as described in Exhibit A hereto.

                       (30) "Net Proceeds"  when  used  with  respect  to
                    any insurance proceeds or award resulting from, or other amount received in connection with, Eminent Domain shall mean the gross proceeds from the insur-ance or such award or other amount, less all expenses (including attorneys' fees and any extraordinary fee of the Trustee) incurred in the realization thereof.

                        (31)  "Payment of the Bonds" shall mean pay-
                    ment of the principal of and redemption premium, if any, and interest on all the Bonds in accordance with their terms, whether through payment at maturity or purchase or redemption or provision for such payment in such a manner that the Bonds shall be deemed to have been paid under the second paragraph of Section 1301 of the Indenture.

                        (32) "Permitted  Encumbrances"  shall  mean,  as
                    of any particular time, (i) liens for ad valorem taxes and special assessments, if any, not then delinquent, to the extent permitted in Section 5.4 of this Lease, (ii) this Lease and any assignment or sublease permitted hereby, (iii) the Indenture,
                    (iv) mechanics', materialmen's, warehousemen's, carriers' and other similar liens to the extent permitted in Section 8.12 of this Lease and (v) such minor defects, irreguiarities, encumbrances, easements, rights of way and clouds on title as normally exist with respect to properties similar in character to the Project and as do not materially impair the property affected thereby for the purpose for wnich it is used by the Company.

                       (33)  "Plans  and  Specifications"   means   the   plans
                    and specifications prepared for the Project as imple-mented, detailed or revised from time to time prior to the completion of the Project in accordance with this Lease Agreement.

                        (34)   "Project" shall mean, collectively, the
                    real and tangible personal property described in
                    Exhibit A hereto at any time from the date of the
                    issuance of the Series 1979 Bonds   until   the   Comple-
                    tion  Date.

                        (35) "Refunding Bonds" shall mean the Bonds au-thorized to be issued under Section 210 of the Inden-ture for the purpose of refunding any or all of the Bonds of any series then outstanding.

                        (36) "Rent" shall mean, collectively, the Basic Rent and the Additional Rent payable by the Company pursuant to Section 5.3 hereof.

                        (37) "Series 1979 Bonds" shall mean the Bonds authorized to be issued by the Authority under Section
                    208 of the Indenture for the purpose of financing a portion of the Cost of the Project.

                        (38)   "Sinking Eund" means the Sinking Fund
                    created by Section 302 of the indenture.

                        (39) "Tax Regulations" shall mean the applicable regulations under Section 103 of the Code whether at the time proposed, temporary, final or otherwise.

                        (40) "Trustee" shall mean the banking institution at the time serving as trustee under the Indenture.

                     Section 1.2.  Rules of Construction.

                         (a)  Words of the masculine gender shall be
                     deeded and construed to include correlative words of the feminine and neuter genders.

                         (b) Unless the context shall otherwise indi-cate, the terms "Bond", "Resistered Owner", "Holder", and "person" shall include the plural as well as the sinqular number, and "person" shall mean any indi-vidual, corporation, partnership, joint venture, association, joint-stock company, trust, unincor-porated organization or government or any agency or political subdivision thereof.

                         (c) Words importing the redemption or calling
                     for redemption of the Bonds shall not be deemed to refer to or connote the payment of Bonds at their stated maturity.

                         (d) The Table of Contents, captions and headings in this Lease are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Lease.

                          (e)  All references herein to particular
                     articles or sections are references to articles or sections of this Lease unless some other reference is established.

                          (f)  Any  inconsistency  between   the   provisions
                     of this Lease and the provisions of the Indenture shall be resolved in favor of the provisions of the Indenture.

                                  ARTICLE II

                                REPRESENTATIONS


                 Section 2.1. Representations by the Authority. The Authority represents and warrants that:

                     (a) The Authority is a duly  constituted  po-
                 litical subdivision and body corporate and politic of the State of North Carolina, established under the Enabling Act.

                     (b) Under the provisions of the Enabling Act, the Authority is duly authorized to enter into, execute and deliver this Lease, to undertake the transactions contemplated by this Lease and to carry out its obligations hereunder.

                     (c) By duly adopted resolution, the Authority has duly authorized the execution and delivery of this Lease and the Indenture and the issuance and sale of the Series 1979 Bonds all for the purpose of fostering and encouraging the development of industrial and manufacturing facilities within the State of North Carolina in order to alleviate unem-ployment and raise below-average manufacturing wages in North Carolina.

                     (d) The Authority has obtained all approvals required bv the Enabling Act for the issuance of the Bonds, including, from the Secretary of the Devartment of Commerce and from the Local Government Commission of the State of North Carolina, approval of the Project and of the issuance of the Series 1979 Bonds in satis-faction of the requirements of G.S. 159C-7 and 159C-8, respectively, of the Enabling Act.

                 Section 2.2. Representations by the Company. The Company represents and warrants as follows:

                      (a) The Company is incorporated under the laws of the Commonwealth of Pennsylvania and is qualified to do business as a foreign corporation in the State of North Carolina, has legal authority to enter into and to perform the agreements and covenants on its part contained in this Lease and has duly authorized the execution and delivery of this Lease.

                      (b) The execution and delivery of this Lease, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Lease will not conflict with or constitute a breach of or default under the articles of incorporation or by-laws of the Company or any agreement or instrument to which the Company is a party or by which it is bound.

                       (c) At the Completion Date, the Company expects to pay to employees at the Project an average weekly manufacturing wage which is above the average weekly manufacturing wage paid in Iredell County. The jobs to be created, directly and indirectly, by the operation of the Project will be large enough in number to have a measurable impact on the area immedi-ately surrounding the Project and will be commensurate with the size and nature of the Project. The Company has the capability to operate the Project. The financing of a portion of the cost of the Project by the Authority will not result in the abandonment of an existing industrial or manufacturing facility of the Company or an Affiliate of the Company elsewhere within North Carolina.

                        (d) Ninety percent or more of the proceeds of the Series 1979 Bonds (after deducting amounts used to pay expenses of issuing the Series 1979 Bonds) will be used to pay those items of the Cost of the Project, or portions thereof, which constitute costs of acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of
                    Section 103(b)(6)(A) of the Code and the Tax Regulations.

                        (e) None of the proceeds of the Series 1979 Bonds will be used as working capital or to finance inventory within the meaning of Treas. Reg. 1.103-10(b)(1)(ii) as promulgated under Section 103(b)(6)(A) of the Code.

                     (f) As of the date of issuance of the Series 1979 Bonds, the sum of (i) the face amount of all bonds issued under Section 103(b)(6) of the Code, other than the Series 1979 Bonds, theretofore issued and outstanding with respect to facilities located in Iredell County, North Carolina, or with respect to facilities integrated with or contiguous to such facilities, the principal user of which is or will be the Company or one or more related persons (as defined in Section 103(b)(6)(C) of the Code), and then outstanding, (ii) the aggregate amount of "capital expenditures" (within the meaning of Section 103(b)(6)(D) of the Code) with regard to such facili-ties paid or incurred during the period beginning three years before the date of the issuance of the Series
                1979 Bonds (and financed otherwise than out of the proceeds of the bonds described in clauses (i) and
                (iii) of this paragraph (f)), and (iii) the aggregate authorized face amount of the Series 1979 Bonds, is less than $10,000,000.

                     (g) The Company presently expects to operate the Project for the production of paper and other art/craft products from the Completion Date to the expiration of this Lease.

                     (h) Neither the Project, nor any of  the  several
                components thereof, had been financed by the Company or any Affiliate thereof prior to, and the commencement of the Acquisition of the Project, and each of the several components thereof, by the Comoany or any Affiliate thereof occurred subsequent to, January 5, 1979.

                      (i) At the Completion Date, the Project will be a "project", and more specifically a "manufac-turing project for industry", within the meaning of the Enabling Act.

                                  ARTICLE III

                  ACQUISITION AND INSTALLATION OF THE PROJECT


                   Section 3.1.  Conveyance by Company of Project to
              Authority.   The Company has heretofore assigned and
              transferred to the Authority by appropriate instruments (receipt of which is hereby acknowledged by the Authority) the Project as initially described in Exhibit A hereto. The Company hereby agrees to cause to be executed and delivered to the Authority all such further deeds, assign-ments, bills of sale and documents, if any, as shall be necessary, in the Opinion of Counsel selected by the Authority, to subject the Leased Property to this Lease and to the lien of the Indenture.

                   Section 3.2. Agreement to Complete Acquisition of the Project. The Authority and the Company agree that the Company shall complete the Acquisition of the Project with all reasonable dispatch, delays incident to strikes, riots, acts of God or the public enemy or any delay beyond its reasonable control only excepted; but, if such Acquisition is delayed for any reason, there shall be no diminution in or postponement of the Rent payable by the Company pursuant to this Lease.

                   The Company shall obtain all necessary permits and
              approvals for the Acquisition of the Project and operation and maintenance of the Leased Property and shall comply with all lawful requirements of any governmental body regarding the use or condition of the Leased Property, whether existing or later enacted or foreseen or unfore-seen or whether involving any change in governmental policy or requiring structural or other changes to be part or all of the Leased Property and irrespective of the cost of making the same.

                   Nothing in this Section shall require the Company
              to comply with any law, ordinance, rule or regulation or to obtain any certificate or permit if, in the judgment of the Company, the failure to so comply or take such action would have no material adverse effect on the Acquisition or use of the Project and, in the event that enforcement of such law, ordinance, rule or regulation is sought by any person, the Lessee contests such enforcement in good faith.



                                     III-1

                  Section 3.3. Company Not to Permit Nuisance to Exist. The Company shall operate the Leased Property in such a manner as not to commit a nuisance.

                  Section 3.4. Plans and Specifications; Changes in the Project. The Company shall maintain a set of Plans and Specifications at the Leased Property which shall be avail-able to the Authority for inspection and examination during the Company's regular business hours, or, if the Authority shall so direct, the Company shall file with the Authority a copy of the Plans and Specifications, and the Authority and the Company agree that the Company may supplement, amend and add to the Plans and Specifications, and that the Company shall be authorized to omit or make substitutions for components of the Project, without the approval of the Authority, provided that no such change shall be made which shall be contrary to the representation made by the Company in Section 2.2(d), (e), (f) or (i) hereof. Except as required by the Indenture in connection with requisitions from the Acquisition Fund, no approvals of the Authority shall be required for the Acquisition of the Project or for the solicitation, negotiation, award or execution of contracts relating thereto.

                   In the case of any substitution mentioned in the
              preceding paragraph that would render materially inaccurate the description of the Project contained in Exhibit A to this Lease, there shall be delivered to the Trustee and the Authority (i) a revised Exhibit A containing a description of the Project which shall have been certified by a Company Representative, and (ii) an opinion of Counsel, selected by the Authority, stating that the Project described in the revised Exhibit A will constitute a "project" within the meaning of the Enabling Act and that the expenditure of moneys in the Acquisition Fund to pay for the Cost of the Project described therein will not cause the interest on any Bonds then outstanding to be includable in the gross income of the Holders (except any Holder who is a "substantial user" or "related person" within the meaning of Section 103(b)(8) of the Code) of such Bonds for Federal income tax purposes.


                                     III-2

                    Section 3.5. No Warranty by  Authority.  The  Company
               recognizes that since the components of the Project have been and are to be designated and selected by it, THE AUTHORITY
               HAS NOT MADE AN INSPECTION OF THE PROJECT OR OF ANY FIXTURE
               OR OTHER ITEM CONSTITUTING A PORTION THEREOF, AND THE
               AUTHORITY MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE SAME OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR AS TO THE AUTHORITY'S TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE COMPANY. IN THE EVENT
               OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PROJECT
               OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, THE AUTHORITY SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION 3.5 HAVE BEEN NEGOTIATED AND
               ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION
               OF ANY WARRATITIES OR REPRESENTATIONS BY THE AUTHORITY,
               EXPRESS OR IMPLIED, WITH RESPECT TO THE PROJECT OR ANY
               FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE
               OR ANOTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

                    Section 3.6. Compliance with Indenture. Unless an "event of default" under Section 10.1 of this Lease shall have occurred and be continuing, the Authority, at the request of the Company, shall (a) cause requisitions for payments from the Trustee to be filed in accordance with the Indenture and (b) take any other action authorized under the Indenture, subject to the provisions of this Lease and the Indenture.


                                     III-3

                                  ARTICLE IV

                    ISSUANCE OF THE BONDS; COMPLETION DATE


               Section 4.1. Agreement to Issue the Bonds. (a) In order to provide funds for payment of a portion of the Cost of the Project (as presently estimated by the Company), the Authority agrees that it will sell, issue and deliver the Series 1979 Bonds in the aagregate principal amount of $2,000,000 to the purchaser or purchasers thereof and deposit the proceeds of the Series 1979 Bonds with the Trustee for application as provided in Sections 208 and 211 of the Indenture.

                     (b)  Upon the request of the Company, the
            Authority agrees to authorize the issuance of Additional Bonds and Refunding Bonds for the purposes and upon the terms and conditions provided in the Indenture.

                Section 4.2. Disbursements from the Acquisition Fund. In the Indenture, the Authority has authorized and directed the Trustee to make payments from the Acquisition Fund to pay any Cost of the Project, or to reimburse the Company for any Cost of the Project, paid or incurred bv the Company before or after the execution and delivery of this Lease and the issuance and delivery of the Series 1979 Bonds, pursuant to requisitions complying with the provisions of Section 402 of the Indenture.

                Section 4.3.  Establishment of Completion Date.
            The Completion Date of the Project shall be the date on which the Company Representative delivers to the Trustee a certificate stating that, except for amounts retained by the Trustee at the Company's direction for any Cost of the Project not then due and payable, the Acquisition of the Project has been completed substan-tially in accordance with the Plans and Specifications and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the fore-going, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

                  Section 4.4. Disposition of Balance in Acquisition Fund. As soon as practicable after, and in any event within 60 days from, the receipt of the certificate mentioned in Section 4.3, all amounts then in the Acquisition Fund, including any unliquidated invest-ments made with moneys theretofore deposited in the Acquisition Fund, except for amounts retained by the Trustee for any Cost of the Project as provided in
             Section 4.3, at the direction of the Company Repre-sentative, shall be (i) used for the purchase of Bonds in the open market for the purposes of cancellation, or
             (ii) used for such other purposes as, in the opinion of Counsel nationally recognized on the subject of muni-cipal bonds, will not cause the interest on the Bonds or any thereof to become subject to Federal income taxes then in effect.

                  Section 4.5. Company Required to Pay in Event Acquisition Fund Insufficient. In the event the moneys in the Acquisition Fund should not be sufficient to pay the total actual costs of the Project in full, the Company agrees to complete the Project and to pay that portion of the Cost of the Project in excess of the moneys available therefor in the Acquisition Fund.
             The Authority makes no warranty, either express or implied, that the moneys paid into the Acquisition
             Fund and available for payment of the Cost of the Pro-ject will be sufficient to pay the total actual costs of the Project in full. The Company agrees that if, after exhaustion of the moneys in the Acquisition
             Fund, the Company should pay any portion of the Cost of the Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Authority or from the Trustee or from the Holders of any of the Bonds and it shall not be entitled to any diminution of the Rent payable under
             Section 5.3 hereof.

                                     ARTICLE V

                        DEMISE OF THE LEASED PROPERTY;
                        EFFECTIVE DATE OF THIS LEASE;
                     DURATION; POSSESSION; RENT PROVISIONS;
                          TAXES AND UTILITY CHARGES


                  Section 5.1.  Demise of the Leased Property;
              Effective Date of this Lease; Duration of Lease Term.
              The Authority hereby demises and leases to the Company, and the Company hereby leases from the Authority, the Leased Property at the Rent set forth in Section 5.3 hereof and otherwise in accordance with the provisions hereof. This Lease shall become effective upon its delivery, and, subject to the provisions of this Lease, including without limitation Articles X and XI and Sec-tion 13.9 hereof, shall expire on the day following the final maturity date of the Bonds, or if Payment of the Bonds shall not then have been made, on the day after the date on which Payment of the Bonds shall have been made.

                   Section 5.2. Quiet Enjoyment. The Authority hereby covenants and agrees that it will not take any action, other than pursuant to Section 8.1 or Article X of this Lease, to prevent the Company from having quiet and peaceable possession and enjoyment of the Leased Property during the Lease Term and will, at the request of the Company and at the Company's expense, to the extent that the Authority may lawfully do so, join in any legal action in which the Company asserts its right to such possession and enjoyment.

                   Section 5.3. Rent and Other Amounts Payable. Until Payment of the Bonds shall have been made, the Company agrees to pay Rent for the Project in the following amounts and in accordance with the following terms and provisions:

                       (a) the Company shall pay Basic Rent for the Leased Property in an aggregate amount equal to the principal of and redemption premium, if any, and interest on the Bonds whether at maturity, upon redemption or otherwise under the Indenture.
                  The Company agrees to pay to the Trustee, for the account of the Authority, the Basic Rent in installments in the amounts and in the manner and one day in advance of the times required to enable the Authority to cause timely payment to be made to the Holders of the Bonds of the principal of, redemption premium, if any, interest on the Bonds, whether at maturity, upon redemption or otherwise and, the amount, if any, required to be deposited in the Sinking Fund, created under the Indenture, provided that any amount credited under the Indenture against any payment required to be made by the Authority shall be credited against the corresponding payment required to be made by the Company hereunder.

                       If the Company shall fail to  make  any  payment
                  of Basic Rent when due, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon from the due date thereof at the rate of 8% per annum or, if the rate of 8% per annum shall be unlawful, then at the maximum rate permitted by law, until paid.

                        (b) As Additional Rent, the Company agrees
                  to  pay

                             (i) the reasonable fees and charges of
                        the Trustee for all services of the Trustee
                        (including, without limitation, preparation of the report required by Section 404 of the Indenture) and all its reasonable expenses (including reasonable counsel fees) incurred under the Indenture, as and when the same be-come due;

                            (ii) the reasonable fees and charges of
                        the Trustee, as bond registrar and paying agent, and any other paying agents of the Bonds for acting as paying agents as provided in the Indenture, as and when the same become due; and

                           (iii) all reasonable costs and expenses
                        incurred by the Authority in connection with the issuance of the Bonds and the administration of this Lease and the indenture.

                    Section 5.4. Taxes and Utility Charges. (a) Recognizing that Article V, Section 9 of the Constitution of North Carolina provides as to projects to be financed under the Enabling Act, such as the Project. in effect
              that the Leased Procerty and all transactions related
              thereto shall be subject to taxation to the extent the
              Leased Property and such transactions would be subject
              to taxation if the Authority were not the owner and
              lessor of the Leased Property, the Company will pay,
              as the same respectively become due, all taxes, assess-ments, governmental and other charges of any kind what-soever that may at any time be lawfully assessed or levied against or with respect to the Leased Property
              or any buildings, structures, improvements, machinery, equipment, or other property constructed, installed or brought by the Company in or about the Leased Property pursuant to Section 6.2 hereof, including, without limiting the generality of the foreqoing, any tax upon or with respect to the income or profits of the Authority from
              the Leased Property and which, if not paid, will   be-
              come a lien on the Leased Property or a charge on the Rent to be derived under this Lease prior to or on a parity with the charge thereon and the pledge or assign-ment thereon to be created and made in the Indenture and ad valorem, sales and excise taxes, assessments and charges upon the Company's interest in the Leased Property, all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Leased Prop-erty and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by lien on the Leased Property.

                   (b) The Company may, at its expense, and in its own name and behalf or, upon the written approval of the Authority (which approval shall not be unreasonably withheld) in the name and behalf of the Authority, contest in good faith any such levy, tax, assessment, or other charge and, in the event of any such contest, may permit such levy, tax, assessment, or other charge so contested to remain unpaid during the period of such contest and any appeal therefrom unless the Authority or the Trustee shall notify the Company that, in the opinion of Counsel, by nonpayment of any such items the lien of the Indenture as to any part of the Rent and other revenues to be derived from this Lease will be materially endangered or the Leased Property or any material part thereof will be subject to imminent loss or forfeiture, in which event the Company shall promptly pay or bond and cause to be satisfied or discharged such levy, tax, assessment or other charge.
              The Authority at the expense of the Company will cooperate fully with the Company in any such contest. In the event that the Company shall fail to pay or bond any of the foregoing items required by this Section to be paid or bonded by the Company, the Authority or the Trustee may (but shall be under no obligation to) pay or bond the same, and the Company agrees to reimburse the Authority and the Trustee to the extent of the amounts so advanced by them, or either of them, with interest thereon at the rate of 8% per annum from the date of advancement to the date of reimbursement.

                  (c)  Promptly on request, the Company shall
              furnish the Authority and the Trustee with proof of payment of any taxes, governmental charges, utility charges, insurance premiums or other charges required to be paid by the Company under this Lease.

                  Section 5.5. Obliqations of Company Hereunder Unconditional. The obligations of the Company to pay the Rent and to perform and observe the other agreements on its part contained herein shall be absolute and un-conditional and shall not be subject to diminution by set-off, counterclaim, abatement or otherwise. Until such time as Payment of the Bonds shall have been made, the Company (i) shall not suspend or discontinue any payment of Rent, (ii) shall perform and observe all of its other agreements contained in this Lease, and (iii) except as provided herein, will not terminate this Lease for any cause whatsoever; provided, however, that nothing contained in this Section shall be construed to release the Authority from the performance of any of the agreements on its part herein contained; and in the event the Authority should fail to perform any such agreement on its part, the Company may institute such action against the Authority as the Company may deem necessary to compel performance so long as such action shall not violate the agreements on the part of the Company contained in the first sentence of this Section or the provisions of Section 13.13 of this Lease or decrease the Basic Rent required to be paid by the Company. The Company may, however, at its own cost and expense and in its own name or in the name of the Authority, prosecute or defend any action or proceeding or take any other action involving third persons which the Company deems reasonably necessary in order to secure or protect its right of posses-sion, occupancy and use hereunder, and in such event, in the absence of any default hereunder by the Company, the Author-ity hereby agrees to cooperate fully with the Company and to take all action necessary to effect the substitution of the Company for the Authority in any action or proceeding if the Company shall so request.

                  Section 5.6. Prepayment of  Rent.  There  is  expressly
              reserved to the Company the right, and the Company is authorized and permitted, at any time it may choose, to prepay all or any part of the Basic Rent as provided in
              Section 11.1 hereof, and the Company shall be obligated to prepay the entire unpaid balance of the Basic Rent as provided in Section 11.2.

                   Section 5.7. Net Lease.  This  Lease  shall  be  deemed
              and construed to be a "net lease", and the Company during the Lease shall pay, absolutely net, Rent and all other payments required hereunder, free of any deductions, without abatement, diminution or setoff, other than as herein expressly provided.

                                   ARTICLE VI

                       MAINTENANCE, MODIFICATIONS, REMOVALS,
                                   ADDITIONS

                Section 6.1. Maintenance and Modifications  of  Leased
            Property by Company. The Authority will be under no obli-gation to operate, maintain or repair the Leased Property. The Company agrees that during the Lease Term it will at its own expense keep the Leased Property in as reasonably safe repair and operating condition as, in the sole opinion of the Company, is needed for its operations. The Company may, also at its own expense, make from time to time any addi-tions, modifications or improvements to the Leased Property that it may deem desirable for its business purposes and that do not materially impair the effective use, or in the sole opinion of the Company materially decrease the value, of the Leased Property. All such additions, modifications and improvements so made by the Company shall become a part of the Leased Property; provided that any machinery, equip-ment or other property constructed and installed by the Company, from other than Bond proceeds or other moneys in the Acquisition Fund, in accordance with the provisions of
            Section 6.2 hereof shall not become part of the Leased Property and may be removed by the Company at any time and from time to time while it is not in default under this Lease.

                 Section 6.2.  Installation of Company's Own Prop-
            erty. Subject to the provisions ot Sections 6.1 and 6.3 hereof, nothing contained in this Lease shall prevent the Company, from time to time, at its own expense, from con-structing, placing, or installing in or upon the land comprising a part of the Leased Property, improvements, machinery, equipment or other property. Subject to the provisions of Sections 6.1 and 6.3 hereof, all such addi-tional improvements, machinery, equipment or other property shall remain the sole property of the Company in which neither the Authority nor the Trustee shall have any in-terest, shall not become part of the Leased Property, and may be modified or removed subject to Section 6.1 hereof at any time while the Company is not in default hereunder; provided, however, that any damage to the Leased Property occasioned by such removal shall be repaired by the Company at its own expense. Subject to the right of the Company to contest the same in good faith, the Company agrees to pay when due the purchase price of, and all costs and expenses with respect to, the acquisition, construction and instal-lation of any such additional buildings, structures, improve-ments, machinery, equipment or other property.

                Section 6.3.  Removal of Leased Equipment.  Subject
           to the provisions of Section 10.1(f) hereof, the Authority shall not be under any obligation to renew, repair or replace any inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary Leased Property, including any machinery, equipment or fixtures comprising a portion of the Leased Property (hereinafter in this Section called "Leased Equipment"). In any instance where the Company in its sole discretion determines that any items of Leased Equipment have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary, the Company may remove such items of Leased Equipment from the Leased Property and (on behalf of, and after notice to, the Authority) sell, trade in, exchange or otherwise dispose of such items (as a whole or piecemeal), provided that the Company shall either:

                      (a)  substitute and install anywhere on the
                 Leased Property other machinery, equipment or related property having equal or greater utility (but not necessarily having the same function or value), in the operation of the Leased Property (provided such removal and substitution shall not impair operating unity), all of which substituted machinery, equipment or related property shall be free of all liens and encumbrances (other than Per-mitted Encumbrances) and shall become a part of the Leased Property; or

                      (b)  if it shall not make any such substi-
                 tution and installation, pay to the Trustee as a prepayment of Basic Rent pursuant to Section ll.l(b) of this Lease for deposit to the credit of the Bond Fund and application, as directed by the Lessee to the purchase or redemption, at the first practicable call date of the Bonds, in accordance with the provisions of
                 Section 301 of the Indenture, (i) in the case of the sale of any such items of Leased Equipment to any-one other than itself or an Affiliate of the Com-pany or in the case of the scrapping thereof, the proceeds from such sale or scrapping, (ii) in the case of the trade-in of any such items of Leased Equipment, an amount equal to the amount of the credit received by it in such trade-in, and (iii) in the case of the sale to itself or an Affiliate of the Company of any such items of Leased Equipment or in the case of a disposition thereof not specifically mentioned in clauses (i), (ii), or (iii) hereof, an amount equal to the original cost thereof less de-preciation at rates calculated in accordance with generally accepted accounting principles or an amount equal to the fair value thereof (as determined by the Company), whichever is greater. In the event that the Company prior to such removal of items of Leased Equipment from the Leased Property has contributed its own funds to the acquisition, improvement or installation of machinery, equipment or related property which has become part of the Leased Equip-ment, the Company may take credit to the extent of the amounts so spent by it against the requirements of subsections (a) and (b) of this Section; provided, however, that the provisions of this sentence shall not relieve the Company of its obligations under the third sentence of Section 6.1 hereof and provided, further, that any machinery, equipment or related property so acquired, improved or installed shall meet the requirements of subsection (a) of this Section with respect to utility and encumbrances. The removal from the Leased Property of any items of Leased Equipment pursuant to the provisions of this Section shall not entitle the Company to any abatement or diminution of the Rent payable under Section 5.3 hereof.

                The Company will not remove, or permit the removal of, any of the Leased Equipment except in accordance with the provisions of this Section.

                Section 6.4. Grant and Release of Easements. If no event of default shall have occurred and be continuing, the Company may at any time or times grant easements, licenses, rights of way and other rights or privileges in the nature of easements with respect to any part of the Leased Property and the Company may release existing inter-ests, easements, licenses, rights of way and other rights or privileges with or without consideration, and the Authority agrees that it shall execute and deliver and will cause, request or direct the Trustee to execute and deliver any instrument necessary or appropriate to grant or release any such interest, easement, license, right of way or other right or privilege but only upon receipt of (i) a copy of the instrument of grant or release, and (ii) a certificate executed by a Company Representative stating (a) that such grant or release is not materially detrimental to the proper conduct of the operations of the Company on the Leased Property, and (b) that such grant or release will not impair in any material respect the effective use or interfere with the operations of the Company on the Leased Property and will not impair the security for the Bonds under the Indenture in contravention of the provisions thereof.

                   Section 6.5. Option to Purchase  Unimproved  Land.
             Unless an event of default shall have occurred and be con-tinuing, the Company shall have the option to purchase any unimproved land comprising a portion of the Leased Property (but upon which roadways or parking lots or transportation or utility facilities may be located) at any time and from time to time at and for a purchase price of $15,000 per acre (but in no event less than $15,000) provided that it furnishes the Authority with the following:

                       (a) a notice in writing  containing  (i)  a  state-
                   ment that the Company intends to exercise its option to purchase a portion of such land on a date stated, which shall not be less than 45 nor more than 90 days from the date of such notice, (ii) an adequate legal description of land with respect to which such option is to be exercised, and (iii) a statement that the use to which the Company intends to devote such land will promote the industrial development of Iredell County, North Carolina;

                        (b) a survey showing the Leased Property and the land to be released therefrom;

                        (c) a certificate of the Company Representative, dated not more than 90 days prior to the date of such requested release, stating that, in the opinion of the signer, (i) the portion of the land to be released from the Lease will not be needed for the operation of the Leased Property for the purposes hereinabove authorized and (ii) such release will not impair the usefulness of the Leased Property as a manufacturing plant or the means of ingress thereto and egress therefrom; and

                      (d) evidence of its payment to the Trustee for deposit in the Bond Fund of an amount of money equal to the purchase price of such portion.

             The Authority agrees that upon receipt of the notice and certificate required in this Section to be furnished to it by the Company, the Authority will promptly request the Trustee to release from this Lease and from the lien of the Indenture the portion of the land with respect to which the Company shall have exercised the option granted to it in this Section. In the event the Company shall exercise the option granted to it under this Section, the Company shall not be entitled to any abatement or diminution of the Rent except as otherwise provided herein, and if such release relates to land on which roadways or parking lots or transportation or utility facilities are located, the Authority shall retain an easement to use such roadways or parking lots or transportation or utility facilities to the extent necessary for the efficient operation of the Leased Property.

                 If the Company exercises its option to purchase any
             unimproved part of the Leased Property pursuant to the provisions of this Section 6.5, the Company and the Au-thority agree that all walls presently standing or here-after erected on or contiguous to the boundary line of the land so purchased by the Company shall be party walls and each party grants the other a 10-foot easement adjacent to any such party wall for the purpose of inspection, maintenance, repair and replacement thereof and the tying-in of new construction. If the Company utilizes any party wall for the purpose of tying in new construction that will be utilized under common control with the Leased Property, the Company may also tie in to the utility facilities on the Leased Property for the purpose of serving the new construction and may remove any non-load-bearing wall panels in the party wall; provided, however, that if the property so purchased ceases to be operated under common control with the Leased Property, the Company covenants that it will install non-load-bearing wall panels similar in quality to those that have been removed and will provide separate utility services for the new construction.

                  The closing for any purchase of any portion of the Leased
             Property pursuant to this Section 6.5 shall be made in accord-ance with Section 12.2 hereof.

                                    ARTICLE VII

                           INSURANCE AND EMINENT DOMAIN


                 Section 7.1.  Title Insurance.  The Company will
             promptly obtain or cause to be obtained title insurance on the real estate included in the Leased Property in the form of a mortgagee title policy (including, if available, mechanics' lien coverage) in a face amount of not less than the amount of proceeds of Bonds used to finance that portion of the Leased Property consisting of real property, improvements and fixtures, insuring the Trustee's interest under the Indenture as a holder of a first lien of record on such real property, subject only to Permitted Encumbrances. Any Net Proceeds payable to the Trustee thereunder shall be applied as provided in Section 7.7 hereof.

                 Section 7.2. Casualty and Liability Insurance Required. Until Payment of the Bonds shall be made, the Company shall keep the Leased Property continuously insured against such risks and in such amounts, with such deductible provisions, as are customary in connection with the operation of facili-ties of the type and size comparable to the Leased Property. Subject to the provisions of Section 7.3 hereof, the Company shall carry and maintain, or cause to be carried and main-tained, and pay or cause to be paid timely the premiums for, at least the following insurance with respect to the Leased Property and the Company (unless the requirement therefor shall be waived by the Trustee in writing):

                  (1) Direct damage "all risks" casualty insurance covering without limitation loss, including, but not limited to, the following:

                            (a)  Fire,

                            (b)  Extended Coverage Perils,

                            (c)  Vandalism and Malicious Mischief, and

                            (d)  Boiler Explosion (but only if steam
                                 boilers are present),


                                      VII-1
            on a replacement cost basis in an amount equal to at least 80% of the full insurable value thereof but not less than an amount necessary to pay, retire and redeem all outstanding Bonds in ac-cordance with the Indenture. "Full insurable value" shall include the actual replacement cost of the Leased Property, including engineering, legal and administrative fees without deduc-tion for depreciation. Coverage on any portion of the Project during construction thereof shall be maintained on a completed value basis during the course of construction.

                 (2)  General liability insurance against liability for
            (i) claims for injuries to or death of any person or damage to or loss of property arising out of or in any way relating to the condition of the Leased Property or any part thereof, in amounts not less than $1,500,000 for death of or bodily injury to any one person and for all personal injuries and deaths resulting from any one accident, and $1,000,000 for property damage in any one accident, with an endorsement for contractual liability insurance covering the Company's indemnity obligations set forth in Section 8.11 hereof and
            (ii) liability with respect to the Leased Property under the workmen's compensation laws of North Carolina; provided, however, that the insurance so required may be provided by blanket policies now or hereafter maintained by the Company.

                   (3) The Net Proceeds of the insurance carried under this Section shall be applied as provided in Section 7.7 hereof.

                   Section 7.3. General Requirements Applicable to Insurance. (a) Each insurance policy obtained in satistac-tion of the requirements of Section 7.1 and 7.2 hereof

                       (i) shall be by such insurer (or insurers) as
                   shall be financially responsible, or by an insurance fund established by the State of North Carolina or any agency or instrumentality thereof,

                      (ii) shall be in such form and with such pro-
                   visions (including, without limitation and where applicable, the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, the standard mortgagee endorsement clause and provi-sions relieving the insurer of liability to the extent of minor claims and the designation of the named assureds), as are generally considered standard provisions for the type of insurance involved, and

                      (iii) shall prohibit cancellation or substan-
                   tial modification by the insurer without at least 30 days' prior written notice to the Authority and the Trustee.


                                      VII-2

             Without limiting the generality of the foregoing, all insurance policies required under Section 7.1 and clause (1) of Section 7.2 to be carried on the Leased Property shall name the Company, the Authority and the Trustee as parties insured thereunder as the respective interest of each of such parties may appear and the general liability policies of insurance required under clause (2)(i) of Section 7.2 shall be endorsed to show the Authority and the Trustee as additional insureds. The Net Proceeds from any loss under any such insurance policy shall be applied as provided in
             Section 7.7 hereof. Each such policy shall provide that losses thereunder shall be adjusted with the insurer by the Company at its expense on behalf of the insured parties and the decision of the Company as to any adjustment shall be final and conclusive.

                   (b) All such policies, or a certificate or certi-ficates of the insurers that such insurance is in force and effect, shall be deposited with the Trustee, and prior to expiration of any such policy, the Company shall furnish the Trustee with evidence satisfactory to the Trustee, that the policy or certificate has been renewed or replaced or is no longer required by this Lease, provided, however, that the insurance so required may be provided by blanket policies now or hereafter maintained by the Company.

                  Section 7.4.  Advances bv Authority or Trustee.  In
             the event the Company shall fail to maintain, or cause to be maintained, the full insurance coverage required by this Lease or shall fail to keep the Leased Property in as reasonably safe condition as its operating conditions will permit, or shall fail to keep the Leased Property in good repair and good operating condition, the Authority or the Trustee may (but shall be under no obligation to), after 30 days' notice to the Company, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and the Company agrees to reimburse the Authority and the Trustee to the extent of the amounts so advanced by them or either of them, with interest thereon at the rate of 8% per annum from the date of advancement to the date of reimbursement.

                  Section 7.5. Company to Make Up Deficiency in Insur-ance Coverage. The Company agrees that to the extent that it shall not carry insurance required by Section 7.1 or 7.2 hereof, it shall pay promptly to the Trustee for application in accordance with the provisions of Section 7.7(b) hereof such amount as would have been received as Net Proceeds by the Trustee under the provisions of Section 7.7(b) hereof had such insurance been carried to the extent required.

                                     VII-3

                 Section 7.6. Eminent Domain. (a) Unless the Company shall exercise its option to prepay the entire unpaid balance of the Basic Rent pursuant to the provisions of Section ll.l(a)(ii) or (b) hereof, in the event that title to, or the temporary use of, the Leased Property or any part thereof shall be taken by Eminent Domain, the Company shall be obligated to continue to make the payments of Rent specified in Section 5.3 hereof and the Authority will cause the Net Proceeds received by it and the Trustee as a result of such Eminent Domain to be applied as provided in Section 7.7(b) hereof.

                  (b) The Authority agrees that it  will  cooperate  fully
             with the Company in the handling and conduct of any prospec-tive or pending Eminent Domain proceedings with respect to the Leased Property or any part thereof, will not engage attorneys or expert witnesses without the prior written consent of the Company, and will, to the extent it may lawfully do so, permit the Company to litigate any such proceeding in the name and behalf of the Authority. In no event will the Authority voluntarily settle, or consent to the settlement of, any prospective or pending Eminent Domain proceeding with respect to the Leased Property or any part thereof without the written consent of the Company.

                   Section 7.7. Application of Net Proceeds of In-surance and Eminent Domain Proceedings. (a) The Net Proceeds of the insurance carried pursuant to the pro-visions of Section 7.2(2) hereof shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

                  (b) (i) If the amount of Net Proceeds of the insurance carried with respect to the Leased Property pursuant to the provisions of Section 7.1 can be used to cure any defect (other than Permitted Encumbrances) in the Authority's title to the real property included in the Leased Property covered by such insurance or the status of the Indenture as a first mortgage lien thereon subject to Permitted Encumbrances, such Net Proceeds shall be paid to the Company and used to cure such defect and, if such defect cannot be so cured or if and to the extent such proceeds are not needed or used for such purposes, such proceeds shall be used to prepay Basic Rent in accordance with the provisions of Section ll.l(b) of this Lease and for the redemption of Bonds in accordance with the provisions of Section 301(d) of the Indenture.

                                     VII-4

                 (c) The Net Proceeds resulting from Eminent Domain shall be paid to, and shall be held in escrow by the Trustee and unless the Company shall exercise its option to prepay the entire unpaid balance of the Basic Rent pursuant to the provisions of Section ll.l(a)(ii) hereof and applied to the prepayment of Basic Rent in accordance with the pro-visions of Section ll.l(b) of this Lease and to the redemp-tion Bonds in accordance with the provisions of Section 301(d) of the Indenture.

                 (d) The Net Proceeds of the insurance carried with respect to the Leased Property pursuant to the provisions of Section 7.2(1) (excluding the Net Proceeds of any busi-ness interruption insurance, which shall be paid to the Company), shall be paid to and held in escrow by the Trustee and, unless the Company shall exercise its option pursuant to the provisions of Section ll.l(a)(i) hereof to prepay the entire unpaid balance of the Basic Rent, shall be applied to the repair, replacement, renewal or improvement of the Leased Property to a condition substantially equivalent, in the reasonable opinion of the Company, to its condition prior to the occurrence of the event to which the Net Proceeds were attributable.

                 The Company shall be entitled to  the  Net  Proceeds  of
             any insurance, or resulting from Eminent Domain, relating to property of the Company not included in the Leased Property.

                  Section 7.8.  Parties to Give Notice.  In case of
             any material damage to or destruction of all or any part of the Leased Property, the Company shall give prompt notice thereof to the Authority and the Trustee. In case of a taking of all or any part of the Leased Property or any right therein by reason of Eminent Domain, the party upon which notice of such taking is served shall give prompt notice to the other and the Trustee. Any such notice shall describe generally the nature and extent of such damage or destruction or such taking.



                                     VII-5

                                 ARTICLE VIII

                              SPECIAL COVENANTS


               Section 8.1. Access to the Leased Property and Inspection. The Company agrees that the Authority and the Trustee and their respective duly authorized agents shall have (i) the right of access to the Leased Prop-erty at all reasonable times to examine and inspect the Leased Property subject to the prior written consent of the Company, which consent shall not be unreasonably withheld and (ii) the right of entry into the Leased Property in the event of default for any purpose contemplated by the Lease or the Indenture, and the Company hereby covenants to execute, acknowledge and deliver all such further documents, including any deed of easement, and do all such other acts and things as may be necessary in order to grant to the Authority such rights of access and entry; and such rights of access and entry shall not be terminated, curtailed or otherwise limited by any sale, assignment or other transfer of the Leased Property by the Company to any other person.

                Section 8.2. Company to Maintain its Corporate Existence; Conditions Under Which Exceptions Permitted.
           The Company covenants and agrees that it (a) will maintain and preserve its corporate existence and organization, and its authority to do business in the State of North Carolina and will not voluntarily dissolve without first discharging its obligations under this Lease and (b) will not dissolve or otherwise dispose of ail or substantially all of its assets (either in a single transaction or in a series of related transactions), and will not merge or consolidate with any other corporation and will not permit one or more corporations to merge into or consolidate with ii, unless the surviving, resulting or transferee corporation, as the case may be:

                      (i)  is a corporation organized and existing
                 under the laws of one of the states of the United States of America and is duly qualified to do business in the State of North Carolina;





                                     VIII-1

                     ii) shall, in a certificate delivered to the Trustee, which certificate shall be in a form reason-ably satisfactory to the Trustee, expressly assume, and agree to pay and to perform, all of the obligations of the Company under this Lease;

                   (iii) shall deliver to the Trustee a certificate executed by its chief financial officer stating that none of the obligations, covenants and performances under the Guaranty will be violated or abrogated as a result of any such sale, transfer, merger or consoiida-tion; and

                     (iv) shall provide to the Trustee an opinion of Counsel, which shall be Counsel nationally recognized on the subject of municipal bonds, to the effect that the transaction will not cause the interest on any series of the Bonds then outstanding to become subject to Federal income tax.

                 Section 8.3.  Annual Report.    The Company shall
            furnish the Authority and the Trustee annually, within 120 days after the end of the preceding fiscal year, the Annual Report of the Company to its shareholders which includes the consolidated balance sheet of the Company and its subsidiaries and the related statements of consolidated earnings, consolidated shareholders' in-terest and consolidated changes in financial position for the year ended that date, certified by recognized public accountants.

                 Section 8.4. Further Assurances and Corrective Instruments. Subject to the provisions of Section 13.9 hereof and Article XII of the Indenture, the Authority and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Leased Property and for carrying out the intention or facilitating the performance of this Lease.






                                       VIII-2

                Section 8.5.  Recording and Filing.  The Company
             will take all actions that at the time and from time to time may be reasonably necessary (or may be necessary in the opinion of Counsel to the Authority or the Trustee) to perfect, preserve, protect and secure the interests of the Authority and the Trustee, or either of them, in and to the Basic Rent and other revenues and funds receivable under this Lease and in the Leased Property, including, without limitation, the filing of all security agreements and financing and continuation statements that may be required under the North Carolina Uniform Commercial
             Code and the recordation of this Lease and any assign-ment thereof and the Indenture.

                 Section 8.6.  Opinions as to Recording and Filing
             Other Instruments. (a) The Company covenants that prior to each fifth anniversary date after the issuance of each series of the Bonds it will cause Counsel acceptable to the Trustee to render an opinion to the Authority and the Trustee not more than 60 or later than 30 days prior to each such fifth anniversary date to the effect that all financing statements, continuation statements, notices and other instruments required by applicable law have been recorded or filed or re-recorded or refiled in such manner and in such places required by law in order fully to preserve and protect the rights of the holders of the Bonds and the Trustee in the assignment to the Trustee of the Basic Rent and other revenues and funds receivable under this Lease and in the Leased Property as against creditors of, or purchasers for value from, the Authority or the Company.

                 (b) The Company and the Authority shall  execute  and
             deliver all instruments and shall furnish all information and evidence deemed necessary or advisable by such Counsel in order to enable him to render the opinion referred to in subsection (a) of this Section 8.6. The Company shall file and re-file and record and re-record or cause to be filed and re-filed and recorded and re-recorded all instruments required to be filed and re-filed and recorded or re-recorded pursuant to the opinion of such Counsel and shall continue or cause to be continued the liens of such instru-ments for so long as the Bonds shall be outstanding, except as otherwise in this Lease required.



                                        VIII-3

                  Section 8.7. Non-Arbitrage Covenant. The Company and the Authority each covenants that it shall take no action, and the Company covenants that it will not approve the Trustee taking any action or making any investment or use of the proceeds of any of the Bonds, which would cause any of the Bonds to be "arbi-trage bonds" within the meaning of Section 103(c) of the Code and the Tax Regulations thereunder as the same may be applicable to the Bonds at the time of such action, investment or use.

                 Section 8.8. Use of Bond  Proceeds.  (a)  The  Com-
             pany covenants that 90% or more of the proceeds of each series of the Bonds (after deducting amounts used to pay expenses of issuing the Bonds) will be used to pay those items of Cost of the Project, or portions thereof, or Improvements, which constitute costs of acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depre-ciation within the meaning of Section 103(b)(6)(A) of the Code and the Tax Regulations.

                   (b) The Company further covenants that none of the
             proceeds of the Bonds shall be used as working capital or to finance inventory within the meaning of Treas. Reg. 1.103-10(b)(1)(ii) as promulgated under Section 103(b)(6)A of the Code.

                 Section 8.9. Tax Exempt Status of Bonds. It is the intention of the parties hereto that the interest paid on the Bonds will not be included in the gross income of the recipients of said interest by reason of Section 103(a) of the Code. In order to confirm and carry out such intention:

                  (a) The Company shall (i) provide such certificates of a Company Representative, opinions of Counsel, and other evidence as may be necessary or requested by the Authority or the Trustee to establish the exemption of the Bonds under Section 103(a) and the absence of arbitrage expecta-tion under Section 103(c) of the Code, and (ii) file such information and statements, acting alone or with the Authority, with the Internal Revenue Service as may be required from the Company or the Authority to establish or preserve such exemption or as may be required by Section 103 of the Code, the Tax Regulations thereunder and related provisions of law or regulation.







                                          VIII-4

                (b) The Company agrees to furnish to the Authority and to the Trustee within 30 days after the first, second and third anniversary dates of the issuance and delivery of the Series 1979 Bonds (i) a certificate showing the amounts of capital expenditures of the Company and each other prin-cipal user and related person with respect to the Leased Property and with respect to other projects or facilities, if any, within five miles of the Leased Property or within Iredell County, for the period beginning three years prior to the issuance and delivery of the Series 1979 Bonds and ending on such anniversary date, and (ii) if requested by the Trustee, an opinion an of Counsel, who shall be Counsel nationally recognized on the subject of municipal bonds, selected by the Company and acceptable to the Trustee, stating whether, by reason of such capital expenditures, interest on the Series 1979 Bonds shall have become includible in the gross income of the recipients (other than substantial users and related persons) within the meaning of Section 103(a) of the Internal Revenue Code and Tax Regulations thereunder.

                 Section 8.10.  Indemnity Against Claims.  The Com-
             pany shall pay and discharge and shall indemnify and hold harmless the Authority from (a) any lien or charge upon payments by the Company to, or for the account of, the Authority hereunder and (b) any taxes, assessments, im-positions and other charges in respect of the Leased Property. If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Authority or the Trustee, as the case may be, will give prompt notice to the Company, and the Company shall have the sole right and duty to assume, and shall assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

                 Section 8.11. Release  and  Indemnification.  The
             Company shall at all times protect and hold the Author-ity, its members, officers and employees harmless against any claims or liability resulting from any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Leased Property or the use thereof, including without limitation any sublease thereof, such indemnification to include reasonable expenses and attorneys' fees incurred by the Authority, its mem-bers, officers and employees in connection therewith, provided that such indemnity shall be effective only to the extent of any loss that may be sustained by the Authority, its members, officers and employees in ex-cess of the Net Proceeds received by it or them from any insurance carried with respect to such loss, and pro-vided, further, that the benefits of this Section shall not inure to the benefit of any person other than the Authority, its members, officers and employees. The Company hereby agrees to insure against, in the public liability policies required in Section 7.2(2) hereof, not only its own liability in respect of the matters there mentioned, but also the liability herein assumed.


                                          VIII-5

                 Section 8.12.  Mechanics' Liens.  The Company will
             not permit any mechanics' or other liens incurred by it to be established or remain against the Leased Property for labor or materials furnished. The Company may, how-ever, at its own expense and in good faith, contest any such liens, in which event it may permit such liens to remain unsatisfied and undischarged during the period of such contest and any appeal therefrom unless the Authority or the Trustee shall notify the Company that, in the opinion of Counsel, by nonpayment of any such items the lien of the Indenture as to any part of the Rent or other revenues or funds receivable under this Lease will be materially endangered or the Leased Property or any material part thereof will be subject to loss or forfei-ture, in which event the Company at its own expense shall promptly pay and cause to be satisfied or discharged or, if contested, bond all such unpaid items to the satis-faction of the Trustee. The Authority will cooperate fully with the Company in any such contest.








                                          VIII-6

                                   ARTICLE IX

                         ASSIGNMENT, LEASING AND SELLING


                Section 9.1.  Assignment of Rights by the  Author-
             ity to the Trustee. Concurrently with issuance of the Series 1979 Bonds, the Authority will assign to the Trus-tee certain of its rights, title and interests in and to this Lease and to all revenues and other funds due and to become due hereunder, including, without limitation, the Basic Rent, as security for payment of the principal of and redemption premium, if any, and interest on the Bonds, and thereafter the Trustee and the Bondholders, to the extent provided in the Indenture, exclusively, shall be vested with, and authorized to exercise, such rights of the Authority hereunder. The Company hereby assents to such assignment and agrees that, as to the Trustee, its obligation to make such payments shall be absolute and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Authority or the Trustee of any obligation to the Company, whether hereunder or otherwise set forth, or out of any indebtedness or liability at any time owing to the Company by the Authority or the Trustee.

                 Section 9.2.  Restrictions on Transfer of Author-
             ity's Rights. The Authority agrees that, except for the assignment of certain of its rights, title and interests under this Lease to the Trustee as contemplated in Section
             9.1 hereof, it will not during the Lease Term sell, assign, transfer or convey its rights, title or interests in the Leased Property, except pursuant to the Indenture and as permitted by this Section 9.2. If the laws of the State of North Carolina at the time shall permit such action to be taken, nothing contained in this Section 9.2 shall prevent the consolidation of the Authority with, or merger of the Authority into, or transfer of the complete interest of the Authority in the Leased Property or in this Lease as an entirety to, any public body the property and income of which are not subject to taxation to any greater extent than is or may be the property and income of the Authority and which has corporate authority to exercise the Author-ity's rights granted hereunder; provided that upon any such consolidation, merger or transfer, the Authority's obligations with respect to the due and punctual payment of the principal of and redemption premium, if any, and interest on the Bonds according to their tenor, and the due and punctual performance and observance of all the agree-ments and conditions of this Lease to be kept and performed by the Authority, shall be expressly assumed in writing by the public body resulting from such consolidation or surviv-ing such merger or to which the Leased Property shall be transferred as an entirety.

                 Section 9.3.  Assignment and Sublease by the Com-
             pany. The rights of the Company under this Lease may be assigned, and the Leased Property may be subleased as a whole or in part by the Company, without the con-sent of the Authority and the Trustee; provided, how-ever, that, except as provided in clause (b) of Section 8.2, (a) no such assignment or subleasing shall relieve the Company from primary liability for any of its obliga-tions hereunder, and in the event of any such assignment or subleasing, the Company shall continue to remain primarily liable for payment of Rent and for the perform-ance and observance of the other agreements on its part herein provided to be performed and observed by it to the same extent as though no assignment or sublease had been made, and (b) any assignee or sublessee of the Company's interest in this Lease shall assume the obligations of the Company hereunder to the extent of the interest assigned or subleased, and the Company shall, not more than 60 or less than 30 days prior to the effective date of any such assignment or sublease, furnish or cause to be furnished to the Authority and to the Trustee a true and complete copy of each such assignment or sublease and assumption of obligations. The Company shall not mort-gage this Lease nor mortgage, assign or pledge its interest in any sublease or the rent payable thereunder unless such mortgage, assignment or pledge is made expressly subject to the terns of this Lease and the Indenture.

                                    ARTICLE X

                          EVENTS OF DEFAULT AND REMEDIES


                  Section 10.1. Events of Default Defined. The terms "event of default" and "default" shall mean any one or more of the following events:

                      (a)  The failure by the Company to make any
                  payment of Basic Rent when due.

                      (b) The representations or warranties  of  the
                  Company contained in Section 2.2 hereof shall prove to be incorrect at the time made in such a material respect that the security for the Bonds shall be materially adversely affected.

                      (c)  An "Event of Default" as defined in any
                  mortgage, indenture or instrument, under which there may be issued, or by which there may be secured or evidenced, any indebtedness of $500,000 or more of the Company, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled within 10 days after written notice of such acceleration to the Company.

                       (d)  The dissolution or liquidation of the
                  Company or the filing by the Company of a voluntary petition in bankruptcy, or the failure by the Com-pany promptly to lift or suspend any execution, garnishment or attachment of such consequence as will impair the ability of the Company to complete the Project or carry on its normal business operations, or the commission by the Company of any act of bankruptcy, or the adjudication of the Company as a bankrupt, or the assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors, or if a petition or answer proposing the adjudication of the Company as a bankrupt or its reorganization, arrangement or debt readjustment under any present or future federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within 90 days after the filing thereof.

                       (e) Failure by the Company to observe and perform any covenant, condition or agreement on the part of the Company under this Lease, other than as referred to in the preceding paragraphs of this Section, for a period of 30 days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Authority, unless such failure cannot be remedied within 30 days and the Company has instituted corrective action within 30 days after such notice and diligently pursues such action until such failure is remedied.

                       (f) Cessation of operation by the Company of the Leased Property prior to Payment of the Bonds; provided, that actions taken by the Company in accordance with the provisions of Sections 8.2, 9.3, 11.1 and 11.2 of this Lease shall not be a default under this para-graph (f).

                        (g)  An "event of default" as defined in clause
                   (a), (b), (c) or (d) of Section 801 of the Indenture or as defined in Section 4.1 of the Guaranty shall have occurred and be continuing.

                   Section 10.2. Remedies on Default. In the event any of the Bonds shall at the time be outstanding and unpaid in any principal amount and provision for the payment thereof shall not have been made in accordance with the provisions of the Indenture, whenever any event of default referred to in Section 10.1 hereof shall have happened and be continuing, the Authority may take any one or more of the following remedial steps:

                        (a) By written notice to the Company declare all installments of Basic Rent payable for the re-mainder of the Lease Term to be immediately due and payable, whereupon the same shall become immediately due and payable.

                         (b) Take whatever  action  at  law  or  in  equity
                   may appear necessary or desirable to collect the Rent then due and thereafter to become due or to enforce the performance and observance of any obligation, agreement or covenant of the Company under this Lease.

                 Without limiting the foregoing, the Authority shall,
              if then permitted by law, have as to any portion of the Leased Property constituting fixtures all the remedies of a secured party under the Uniform Commercial Code of the State of North Carolina and such further remedies as from time to time may hereafter be provided in such jurisdiction for a secured party.

                 In the enforcement of the remedies  provided  in
              this Section 10.2, the Authority may treat all expenses of enforcement, including, without limitation, legal, accounting, advertising and trustee's fees and expenses, as Additional Rent then due and owing.

                  Section 10.3 Force  Majeure.  The  definitions  of
              "event of default" and "default" in Section 10.1 are subject to the qualification that if by reason of force majeure the Company is unable in whole or in part to carry out its obligations under this Lease, other than those contained in Articles V, VII and VIII (except
              Section 8.1) hereof, the Company shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or of North Carolina or any of their departments, agencies, or officials, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquake; fire; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explo-sions; breakage of or accident to machinery, trans-mission pipes, or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of, or reasonably foreseeable and preventable by, the Company. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreements; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to make any settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company.

                 Section 10.4. Application of Amounts Realized in Enforcement of Remedies. Any amounts collected pursuant to action taken under Section 10.2 hereof shall be paid into the Bond Fund and applied in accordance with the provisions of Section 806 of the Indenture or, if Pay-ment of the Bonds shall have been made, shall be applied according to the provisions of Section 13.14 hereof.

                 Section 10.5. No Remedy Exclusive. No  remedy  here-
             in conferred upon or reserved to the Authority is in-tended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other rem-edy given under this Lease or now or hereafter existing at law or in equity or by statute. No delay or omis-sion to exercise any right or power accruing upon de-fault shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

                  Section 10.6.  Agreement to Pay Attorneys' Fees
             and Expenses. In any event of default, if the Author-ity or the Trustee employs attorneys or incurs other expenses for the collection of amounts payable here-under or the enforcement of the performance or observ-ance of any covenants or agreements on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Authority or the Trustee, as the case may be, the reasonable fees of such attorneys and such other expenses so incurred by the Authority or the Trustee.

                  Section 10.7. Authority and Company to  Give  Notice
             of Default. The Authority and the Company severally covenant that they will, at the expense of the Company, promptly give to the Trustee written notice of any event of default under this Lease of which they shall have actual knowledge or written notice, but the Author-ity shall not be liable, except as provided in Section
             13.13 hereof, for negligence in failing to give such notice.

                                  ARTICLE XI

                            PREPAYMENT OF BASIC RENT


                Section 11.1.  Options to Prepay Basic Rent.  (a)
           The Company is hereby granted the option to prepay, at any time, in full the Basic Rent payable under Section 5.3(a) hereof if:

                     (i) the Leased Property shall have been damaged or destroyed to the extent that it would not be practicable or desirable to rebuild, repair or restore the Leased Property within a period of one year after the occurrence of such damage or destruction; or

                    (ii) there occurs the condemnation of all or any part of the Leased Property or the taking by Eminent Domain of such use or control of the Leased Property to such an extent that the Lessee is prevented or would likely be prevented from using the Leased Property for its normal purposes and operations for a period of one year or more after such occurrence; or

                    (iii) there shall have occurred a change  in  the
                Constitution of the State of North Carolina or the United States of America or any legislative, admini-strative or judicial action which shall render this Lease void or unenforceable or impossible of per-formance.

                Such option may be exercised in accordance with
            subsection (c) of this Section by delivery to the Trustee of a resolution of the Board of Directors of the Company stating that an event referred to in clause (i), (ii), or (iii) above and described in the resolution has occurred and that, as a result of such, the Company has discontinued, or at the earliest practicable date will discontinue, its operation of the Leased Property. In the event that the Company shall exercise its option to prepay the Basic Rent under clause (i), (ii) or (iii) of this Section, all the Bonds then outstanding under the Indenture shall be called for redemption in accordance with the provisions of Section 301(b) of the Indenture.

                (b) Except during the continuance of an event of default the Company is hereby granted the option to prepay, at any time, all or any portion of the unpaid balance of the Basic Rent payable under Section 5.3(a) hereof by taking, or causing the Authority to take, the actions required (i) to pay or redeem, or to provide for the payment or redemption, of all of the Bonds then outstanding or (ii) to effect a partial payment or redemption of the Bonds or (iii) to ob-tain credit against any sinking fund redemption requirements if permitted and as provided in the Indenture. If the Company shall exercise its option under this subsection (b) to prepay all or a portion of the unpaid balance of the Rent and shall have notified the Authority in accordance with subsection (c) of this Section that all or a portion of the Basic Rent so prepaid is to be applied to the redemption of the Bonds, such redemption shall be made pursuant to the provisions of Section 301(d) of the Indenture.

                 (c)  To exercise an option granted in subsection
            (a) or (b) of this Section, the Company shall give written notice to the Authority and the Trustee which shall specify therein (i) the date of such prepayment, which shall not be less than 45 days from the date the notice is mailed, (ii) the amount of the Basic Rent to be prepaid, (iii) the application of the moneys or obligations to be used to effect such prepayment and (iv) if Bonds are to be redeemed pursuant to the Indenture, (A) the date of redemption, (B) the series and maturity of the Bonds to be redeemed, (C) the principal amount of the Bonds to be redeemed, and (D) the applicable redemption provision of the Indenture.

                 Section 11.2. Obligation to Prepay Basic Rent and Pay Taxability Payments. In the event of a Determination of Taxability, the Company shall be required to prepay the Basic Rent with respect to the Series 1979 Bonds.

                 Within 30 days after the date of the occurrence of
            the Determination of Taxability the Company shall give a written notice to the Authority and the Trustee which shall specify the date selected by the Company for such pre-payment, such date to be not more than 90 days after the date of the occurrence of the Determination of Taxability.

                 Section 11.3.  Relative Priorities and Precedence
            of this Article and the Indenture. The rights and options and the obligations of the Company in this
            Article XI shall be and remain prior and superior to the Indenture and may be exercised or shall be fulfilled, as the case may be, whether or not the Company is in default hereunder, provided that such default will not result in nonfulfillment of any condition to the exercise of any such right or option.

                 The obligations of the Company in Section 11.2
            of this Article shall supersede the rights and options of the Company in Section 11.1 of this Article.

                                     ARTICLE XII

                        MANDATORY PURCHASE OF LEASED PROPERTY


                Section 12.1. Mandatory Purchase of Leased Property after Payment of Bonds. The Company hereby agrees to purchase, and the Authority hereby agees to sell, the Leased Property for the sum of $10 at the expiration or sooner termination of the Lease following Payment of the Bonds.

                Section 12.2. Conveyance on Purchase. Following Payment of the Bonds, at the closing of the purchase of the Leased Property, the Authority will, upon receipt of the purchase price, deliver to the Company documents con-veying and quitclaiming all of its rights, title and in-terest in and to the Leased Property, as it then exists, and releasing any security interest it may have therein, to the Company subject only to the following: (i) those liens and encumbrances to which the title to the Leased Property or such portion thereof was subject at the date of execution of the Lease; (ii) any liens and encumbrances thereafter created by the Company or to the creation or suffering of which the Company consented; (iii) any liens and encumbrances resulting from the failure of the Company to discharge or observe any of its obligations under this Lease; (iv) Permitted Encumbrances other than the Indenture and this Lease; and (v) the rights and title of any taker by Eminent Domain.








                                         XII-1

                                 ARTICLE XIII

                                 MISCELLANEOUS


                 Section 13.1. References  to  Bonds  Ineffective
             After Bonds Paid. Upon Payment of the Bonds, and payment of Additional Rent which may become due, in-cluding all fees and charges of the Trustee, all re-ferences in this Lease to the Bonds and the Trustee shall be ineffective and the Trustee, the Authority and the holders of any of the Bonds shall not thereafter have any rights hereunder, excepting those that shall have theretofore vested.

                  Section 13.2. No Additional Waiver  Implied  by
             One Waiver. In the event any agreement contained in this Lease should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                  Section 13.3. Authority Representative. When-ever under the provisions of this Lease the approval of the Authority is required or the Authority is re-quired to take some action at the request of the Com-pany, such approval shall be made or such action shall be taken by the Authority Representative; and the Com-pany and the Trustee shall be authorized to act on any such approval or action.

                  Section 13.4. Company Representative. Whenever
             under the provisions of this Lease the approval of the Company is required or the Company is required to take some action at the request of the Authority, such ap-proval shall be made or such action shall be taken by the Company Representative; and the Authority and the Trustee shall be authorized to act on any such approval or action.





                                           XIII-1

                  Section 13.5. Notices. All notices, certificates or other
              communications hereunder shall be sufficiently given and shall be deemed given when delivered by hand delivery or on the second day following the day on which the same has been mailed by registered or certified mail, postage prepaid, addressed as follows: if to the Authority, The Iredell County Industrial Facilities and Pollution Control Financing Authority, P.O. Box 788, Statesville, North Carolina 28677; if to the Company or Guarantor, Hunt Manufacturing Co., 1405 Locust St., Philadelphia, Pennsylvania 19102, Attention: Secretary; and if to the Trustee, First Union National Bank of North Carolina, One First Union Plaza, Charlotte, North Carolina 28288, Attention: Corporate Trust Department. A duplicate copy of each notice, certificate or other communication given hereunder by either the Authority or the Company to the other shall also be given to the Trustee. The Authority, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent. Not-withstanding the assignment of its rights under this Lease to the Trustee as referred to in Section 9.1, the Authority shall continue to receive, and the Company agrees to continue to furnish to the Authority, all notices which under this Lease are to be given to the Authority.

                  Section 13.6. If Payment or Performance Date a Legal Holiday.
              If the date for making payment of Rent, or the last date for performance of any act or the exercising of any right, as provided in this Lease, shall be a legal holiday or a day on which banking institutions in the States of North Carolina or Pennsylvania, are authorized by law to remain closed, such payment may be made or act performed or right exercised on the next succeeding day not a legal holiday or a day on which such banking institutions are authorized by law to remain closed.

                  Section 13.7. Binding Effect. This Lease shall inure to the benefit of and shall be binding upon the Authority, the Company and their respective successors and assigns, subject, however, to the provisions contained in Sections 8.2 and 9.2.

                  Section 13.8. Severability. In the event any provision of this
              Lease shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.





                                         XIII-2

                 Section 13.9. Amendments, Changes and Modifications. Subsequent to the issuance of the Bonds and prior to Payment of the Bonds, this Lease may not be effectively amended, changed, modified, altered or terminated except in accordance with the Indenture.

                 Section 13.10.  Execution in Counterparts.  This
             Lease may be executed in several counterparts, each of which shall be an original and all of which shall con-stitute but one and the same instrument.

                 Section 13.11. Applicable Law. This Lease shall be governed by and construed in accordance with the laws of the State of North Carolina.

                 Section 13.12. No Charge Against Authority Credit. No provision hereof shall be construed to impose a charge against the general credit of the Authority or any personal or pecuniary liability upon any Commissioner, official or employee of the Authority.

                  Section 13.13. Authority Not Liable. Notwithstand-ing any other provision of this Lease, (a) the Authority shall not be liable to the Company, the Trustee, any holder of any of the Bonds, or any other person for any failure of the Authority to take action under this Lease unless the Authority (i) is requested in writing by an appropriate person to take such action, (ii) is assured to its satisfaction of payment of or reimbursement for any expenses in such action, and (iii) is afforded, under the existing circumstances, a reasonable period to take such action, and (b) except with respect to any action for specific performance or any action in the nature of a prohibitory or mandatory injunction, neither the Authority nor any Commissioner of the Authority or any other official or employee of the Authority shall be liable to the Company, the Trustee, any holder of any of the Bonds, or any other person for any action taken by it or by its officers, servants, agents or employees, or for any failure to take action under this Lease or the Indenture. In acting under this Lease, or in refraining from acting under this Lease, the Authority may conclusively rely on the advice of its Counsel.


                                           XIII-3

                  Section 13.14. Amounts Remaining in the Bond Fund and the
              Acquisition Fund. It is agreed by the parties hereto that any amounts remaining in the Bond Fund and the Acquisition Fund or otherwise in trust with the Trustee upon the expiration or sooner termination of the Lease as provided in this Lease, after Payment of the Bonds, and any Additional Rent which may become due, including the fees, charges and expenses of the Trustee, the paying agents and the Authority in accordance with the Lease and the Indenture, shall be disposed of in accordance with the provisions of Section 504 of the Indenture.

                  IN WITNESS WHEREOF, the Authority and the Company have
              caused this Lease to be executed in their respective legal names and their respective corporate seals to be hereunto affixed, and the signatures of duly authorized persons to be attested, all as of the date first above written.

                                 THE IREDELL COUNTY INDUSTRIAL
                                 FACILITIES AND POLLUTION CONTROL
                                 FINANCING AUTHORITY

           [SEAL]

                                 By:
                                     -------------------------------------------
           Attest:                                Chairman


          --------------------
              Secretary




                                  HUNT MANUFACTURING CO.



                                  By:
                                      ------------------------------------------
                                                Vice President

            [SEAL]


            Attest:


            -------------------

            Assistant Secretary


                                     XIII-4

           STATE OF NEW YORK     )
                                 : ss.:
           COUNTY OF NEW YORK    )


                I, the undersigned Notary Public, certify that Alice Fortner personally came before me this day and acknowl-edged that she is Secretary of The Iredell County Indus-trial Facilities and Pollution Control Financing Authority, a body corporate and politic, and that by authority duly given and as the act of said Authority, the foregoing instrument was signed in its name by its chairman, sealed with its official seal, and attested by herself as its
           Secretary.  My Commission expires                       .

                Witness my hand and official seal,  this the        day of
                           , 1979.

                                             -----------------------------------




            [SEAL]


            STATE OF NEW YORK          )
                                    ss.:
            COUNTY OF NEW YORK         )


                 I, the undersigned Notary Public, certify that John H.
            Martin personally came before me this day and acknow-
            ledged that he is an Assistant Secretary of Hunt Manufactur-ing Co., a Pennsylvania corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Vice President, sealed with its corporate seal, and attested by himself as its Assistant Secretary. My Commission expires
                         .

                 Witness my hand and official seal, this the       day of
                             1979.

                                             -----------------------------------


             [SEAL]

                                   EXHIBIT A


                  The Project consists principally of the following listed real and tangible personal property.

                  1. Certain real property located in Iredell County, North
              Carolina together with all buildings and improvements therein, such real property being more particularly described as follows:

                  BEGINNING at a point in the center of North Carolina Highway
              No. 90 (West Front Street) leading from Statesville, North Carolina, to Taylorsville, North Carolina, said beginning point being the Southwest corner of the tract of land conveyed to the Carnation Company by the State of North Carolina by Deed recorded in Deed Book 134, Page 125, Iredell County Registry, and running thence with the center of said North Carolina Highway No. 90, North 62 degrees 22 minutes West 1043 feet to a point in the center of said North Carolina Highway No. 90, at which point the center of said North Carolina Highway No. 90 and the center of Mecham Road, a road leading in a Northerly direction from said North Carolina Highway No. 90 to what was formerly a part of the Piedmont Experiment Station Farm intersect; thence with the center line of said Mecham Road North 08 degrees 06 minutes East 805 feet to a point in the center line of the railroad track of Alexander Railroad Company; thence with the center line of the said railroad track of the Alexander Railroad Company four calls as follows: (1) South 40 degrees 05 minutes East 839.45 feet to a point; (2) thence South 43 degrees 01 minutes East 159 feet to a point; (3) thence South 48 degrees 10 minutes East 168.6 feet to a point; (4) thence South 52 degrees 30 minutes East 161.7 feet to a point in the center of said railroad track, and said point being the Northwest corner of the said tract of land conveyed to the Carnation Company by the State of North Carolina by the Deed referred to hereinabove; thence with the Western line of said Carnation Company South 15 degrees 49 minutes 40 seconds West
              324.45 feet to the point of BEGINNING, containing 12.76 acres, more or less, and the above description being according to a map and survey made by Kestler & McKay, Registered Surveyors, dated April 13, 1964, revised on February 22, 1979, with said revision being in regard to the location of buildings, paving, and similar matters, and not in any way being a revisions of property lines, including courses, degrees and distances and being the identical property conveyed to National Canvas Products Corp. by Deed of Olin Corporation, dated September 26, 1975, recorded in Deed Book 578, Page 573, Iredell County Registry.

                  2. Certain machinery, equipment and tangible personal property located on the aforesaid real property consisting principally of the following items:

                                   EXHIBIT A

                  A. CAFETERIA EQUIPMENT

                  B. OFFICE FURNITURE AND FIXTURES PURCHASED FROM NATIONAL
              CANVAS PRODUCTS CORP.

                  C. NARROW AISLE STACKING SYSTEM

                    Racks & Docking
                    3 Stock Pickers
                    1 Control Unit
                    2 Straddle Trucks (shelf loaders)

                  D. MACHINERY & EQUIPMENT

                    Air Compressor-Worthington
                         (with after cooler)
                    Air Compressor-Lincoln
                    Air Compressor-Wayne
                    Rewind Machine
                    Programmable Cutter
                    5 Cutter Grinders
                    Injection Molding Machine
                    Shrink Wrap Machine
                    Hardinge Precision Lathe
                    Electronic Digital Scale
                    Pebble Mill
                    Brazing Machine

                                                                   EXHIBIT 10(a)


                            FIRST SUPPLEMENTAL LEASE AGREEMENT


                      THIS FIRST SUPPLEMENTAL LEASE AGREEMENT dated as of July
             31, 1994 (the "First Supplemental Lease") , between THE IREDELL COUNTY INDUSTRIAL FACILITIES AND POLLUTION CONTROL FINANCING AUTHORITY (the "Authority"), a political subdivision and body corporate and politic ot the State of North Carolina, as Lessor, and HUNT MANUFACTURING COMPANY (the "Company"), a corporation existing under the laws of the Commnonwealth of Pennsylvania and qualified to do business in the State of North Carolina, as Lessee.

                              W I T N E S S E T H:

                      WHEREAS, pursuant to and in accordance with the provisions of the Enabling Act, the Board of Commissioners of Iredell County, North Carolina, has created by resolution the Authority; and

                       WHEREAS, the Enabling Act authorizes the Authority to
             acquire by purchase, lease, gift or otherwise any property, real or personal, improved or unimproved, and interests in land less than the fee thereof, for the construction, operation or maintenance of, and to construct, acquire, own, repair, maintain, extend, improve, rehabilitate, renovate, furnish and equip, industrial and manufacturing projects, to make and execute lease agreements and security documents containing an assigment, pledge, mortgage or other encumbrance on all or part of the Authority's interest in, or right to receive revenues with respect to, a project and any other property provided under a lease agreement; and

                       WHEREAS, the Authority is authorized by the Enabling Act
             to issue bonds for the purpose of paying all or any part of the cost of any project, the principal of and redemption premium, if any, and interest on which bonds shall be payable solely from the funds provided by the operator or other obligor upon the lease agreement or any guaranty agreement or other contract or agreement to make payments to, or for the benefit of, the Authority; and

                       WHEREAS, the Authority and the Trustee have heretofore
             entered into an Indenture and Deed of Trust dated as of June 1, 1979 (the "Original Indenture" and, together with the First Supplemental Indenture, the "Indenture"), pursuant to which the Authority has heretofore issued revenue bonds of the Authority in the aggregate principal amount of $2,000,000, designated "Industrial Revenue Bonds (Hunt Manufacturing Co. Project), Series 1979" (the "Series 1979 Bonds" and, together with any additional and refunding bonds issued under the Indenture, the "Bonds"); and

                        WHEREAS, the proceeds of the Series 1979 Bonds were
             applied by the Authority to pay the costs of the Project (which capitalized terms and others used but not defined in these Recitals are defined in the Original Lease or the Indenture) on behalf of Hunt Manufacturing Co., a Pennsylvania corporation (the "Company") and

                     WHEREAS, the Authority has heretofore entered into a Lease
            Agreement dated as of June 1, 1979 (the "Original Lease"), with the Company, under which the Authority has demised and leased the Leased Property to the Company and the Company has leased the Leased Property, including the real property more particularly described in Exhibit "A" attached hereto and made a part hereof, from the Authority and has agreed to pay rent therefor in amounts suff-icient to pay the principal of, redemption premium (if any) and interest on the Series 1979 Bonds and any additional and refunding bonds issued under the Indenture; and

                     WHEREAS, the Authority entered into the Original Indenture for the purpose of authorizing the Bonds and securing the payment thereof by assigning certain of its interests in the Lease, including its rights to a portion of the rental payments thereunder; and

                      WHEREAS, the Company has entered into a Guaranty Agreement dated as of June 1, 1979, as amended and supplemented by the First Amended Guaranty dated as of July 31, 1994 (the "Guaranty"), with the Trustee, whereby the Company has unconditionally guaranteed for the benefit of the holders of the Bonds and the interest coupons appertaining thereto, if any, the full and prompt payment of the principal of and redemption premium, if any, and interest on the Bonds; and

                      WHEREAS, the Company has requested that the Authority
            undertake a program (the "1994 Refunding Project") to refund the Series 1979 Bonds for the purpose of providing debt service savings to the Company and, in connection therewith, the Authority has determined to issue as a series of Refunding Bonds under the Indenture its Industrial Revenue Refunding Bond (Hunt Manufacturing Co. Project), Series 1994 (the "Series 1994 Bond"); and

                      WHEREAS, for the further security of the Series 1994 Bond, the Company and the Authority have determined to enter into this First Supplemental Lease (this First Supplemental Lease and the Original Lease being herein referred to collectively as the "Lease"), pursuant to which the Company and the Authority will confirm the demise and lease of the Leased Property by the Authority to the Company and the Company will confirm its commitment to make rental payments under the Lease sufficient to pay the principal, redemption premium, if any, and interest on the Series 1994 Bond and any other Bonds; and

                      WHEREAS, upon the issuance of the Series 1994 Bond under
            the First Supplemental Indenture and the application of the proceeds thereof, together with certain additional funds provided by the Company, as provided herein to the redemption of the Series
            1979 Bonds, the Series 1979 Bonds shall no longer be Outstanding under the Indenture; and

                     WHEREAS, the Company and the Authority have received a
            proposal for the purchase of the Series 1994 Bond from Brown Brothers Harriman & Co. (the "Purchaser"), a private bank, upon the terms and conditions set forth herein; and

                     WHEREAS, the execution and delivery of this First
            Supplemental Lease and the First Supplemental Indenture have been duly authorized by resolution of the Authority; and

                     WHEREAS, the Authority and the Company desire to confirm
             the terms of the Original Lease and to supplement said Original Lease in the manner herein provided;

                     NOW, THEREFORE, THIS FIRST SUPPLEMENTAL AGREEMENT OF LEASE
             WITNESSETH:

                     That the Authority and the Company each intending to be
             legally bound and in consideration of the rentals and mutual covenants herein stipulated to be paid and performed, DO HEREBY AGREE as follows:

                     SECTION 1. CONFIRMATION OF ORIGINAL LEASE. Except as
            hereinafter expressly provided, the Original Lease as hereby supplemented and amended shall continue to be enforceable and in effect with respect to the Series 1994 Bond and any other Outstanding Bonds. All obligations of the Company and the Authority under the Original Lease in respect of, or for the benefit of the holders of, the Series 1979 Bonds shall remain in full force and effect in respect of and for the benefit of the holders and registered owners of the Series 1994 Bond and any other outstanding Bonds.

                      SECTION 2. DEFINITIONS. All terms used as defined terms in the Original Lease or the Indenture are used with the same meaning in this First Supplemental Lease (including the use thereof in the recitals above) unless expressly given a different meaning herein or unless the context clearly otherwise requires. All terms used herein which are defined in the recitals hereto shall have the meanings there given to the same unless the context clearly otherwise requires, except that the following definitions contained in Article I of the Original Lease are hereby amended to read as follows:

                     "Code" shall mean the Internal Revenue Code of 1986, as
             amended.

                       "Determination of Taxability" means (a) the enactment of
            legislation to or with the effect that interest payable on any Bond is includable in the gross income of the registered owner of any Bond under the federal income tax laws (except with respect to any owner who is a "substantial user" or a "related person" (as such terms are used in the Code)), any such determination being deemed to have occurred on the effective date of such legislation; or (b) receipt by the Company, the Authority or the registered owner of any Bond of notice that the Commissioner of Internal Revenue or any district director of the Internal Revenue Service that based upon filings of the Company, any review or audit of the Company, or any ground whatsoever, shall have determined that a Taxable Event (as hereinafter defined) has occurred; or (c) issuance of a published or private ruling or a technical advice memorandum by the Internal Revenue Service, or a determination by any court of competent jurisdiction, that the interest payable on any Bond is includable for federal income tax purposes in the gross income of any owner of any Bond (except as aforesaid); or (d) with respect to the Series 1994 Bond, an opinion of nationally recognized bond counsel addressed to the registered owner of the Series 1994 Bond that such counsel cannot conclude that the interest thereon is excluded from the gross income of the registered owner thereof under the federal income tax laws (other than with respect to any owner who is a "substantial user" or a "related person" (as such terms are used in the Code)). For purposes of this definition, "Taxable Event" means the application of the proceeds of any Bond in such manner, or the occurrence or non-occurrence of any other event (except the enactment of legislation described in clause (a) of the definition of Determination of Taxability above) , whether within or without the control of the Company, with the result that, under the Code, the interest on any Bond is or becomes includable in the gross income for federal income tax purposes of the registered owner of any Bond (except as aforesaid).

                      SECTION 3. TERM OF LEASE. In accordance with Section 5.1
            of the Original Lease, the term of the Lease shall extend until June 16, 2004 or until the day after all Bonds issued under the Indenture have been repaid or are no longer deemed to be outstanding under the Indenture.

                      SECTION 4. PAYMENT OF BASIC RENT. The Company hereby
            confirms its obligation set forth in Section 5.3 (a) of the Original Lease to pay Basic Rent in such amounts and at such times as to enable the Authority to cause timely payment to be made to the Holder of the Series 1994 Bond and to the holders of any other Outstanding Bonds of the principal, interest, and any redemption premium on such Bonds. Notwithstanding the provisions of Section 5.3(a) of the Original Lease to the contrary, so long as the Purchaser is the registered owner of the Series 1994 Bond, the Company shall pay that portion of the Basic Rent relating to the principal and redemption price of, and interest on, the Series 1994 Bond directly to the Purchaser as provided in Section 205 of the First Supplemental Indenture. In the event that the Company shall fail to pay any installment of Basic Rent so payable to the Purchaser in accordance with this Section, interest on such overdue payment shall accrue from the due date thereof at a rate equal to the Base Rate (as deefined in the First Supplemental Indenture) plus 2%.
                                      -4-

                     SECTION 5.  PREPAYMENT OF RENT UPON CESSATION OF OPERATION.
             Article XI of the Original Lease is hereby amended to include the following additional section:

                     "Section 11.4. Obligation to Prepay Basic  Rent  Upon
                Cessation of Operation. In the event of a Cessation of Operation, the Company shall be required to prepay the Basic Rent with respect to the Series 1994 Bond.

                           Within 30 days after the date of the occurrence of
                the Cessation of Operation, the Company shall give a written notice to the Authority and the Trustee which shall specify the date selected by the Company for such prepayment, such date to be not more than 90 days after the date of the occurrence of the Cessation of Operation."

                     SECTION 6.  ADDITIONAL REQUIREMENT APPLICABLE TO INSURANCE.
             Section 7.3 of the Original Lease is hereby amended to include the following additional subsection:

                      (c) So long as the Purchaser is the Holder of the Series
            1994 Bond, the Company shall supply the Purchaser at least once annually with a certificate or certificates of the insurers that insurance policies satisfying the requirements of Sections 7.1 and
            7.2 of the Lease are in force and effect.

                      SECTION 7. ADDITIONAL COVENANT OF TANGIBLE NET WORTH. In addition to covenants set forth in Article VIII of the Original Lease, as amended hereby, so long as the 1994 Bond shall be Outstanding, the Company additionally covenants as follows:

                      For the fiscal year commencing November 28, 1993, the
            Company shall maintain at all times a Consolidated Tangible Net Worth (as herein defined) of not less than $62,000,000; provided, that for each subsequent fiscal year of the Company, the Company shall maintain at all times a Consolidated Tangible Net Worth equal to the amount required under this provision for the preceding year plus $3,000,000. For purposes of this provision "Consolidated Tangible Net Worth" means the excess of the aggregate net worth of the Company and its consolidated subsidiaries, less intangibles, over the aggregate total liabilities of the Company and its consolidated subsidiaries, determined in each case in accordance with generally accepted accounting principles.

                     SECTION 8. AMENDED COVENANT TO MAINTAIN CORPORATE EXISTENCE. Section 8.2 of the Original Lease is hereby amended to read in full:

                     "Section 8.2. Company to Maintain its Corporate Existence.
                The Company covenants and agrees that it (a) will maintain and preserve its corporate existence and organization, and its authority to do business in the State of North Carolina and will not voluntarily dissolve without first discharging its obligations under this Lease, and (b) will not dissolve or otherwise dispose of all or substantially all of its assets (either in a single transaction or in a series of related transactions), and will not merge or consolidate with any other corporation and will not permit one or more corporations to merge into or consolidate with it."

                     SECTION 9. INDEMNIFICATION OF LOCAL GOVERNMENT COMMISSION. The provisions of Sections 8.10 and 8.11 of the Original Lease, indemnifying the Authority and its members, officers and employees, shall be apply with equal force and effect to the Local Government Commission and its members, officers and employees.

                     SECTION 10.   ADDITIONAL PROVISION CONCERNING NOTICES.

                     (a) Promptly after each June 30, the Company shall notify
             the North Carolina Local Government Commission and the Authority, by first class mail, of the aggregate principal amount of the Bonds outstanding at the close of business on such June 30.

                     (b) Section 13.5 of the Original Lease is hereby amended by adding thereto an additional paragraph to read in its entirety as follows:

                      "So long as the Series 1994 Bond shall be owned by the
                 Purchaser, the Trustee shall provide to the Purchaser a copy of each notice, certificate or other communication delivered to or by the Trustee under the Lease to the Purchaser at the following address:

                            Brown Brothers Harriman & Co.
                            1541 Walnut Street
                            Philadelphia, PA 19102
                            Attention:  Carl S. Cutler"

            In addition that section is amended to provide that notices to the Company are to be addressed to:

                            Hunt Manufacturing Co.
                            230 South Broad Street
                            Philadelphia, PA 19102
                            Attention: Secretary

            And notices to the Local Gover=ent Commission are to be addressed to:

                          Local Government Commission
                          325 North Salisbury Street
                          Raleigh, N.C. 27603-1385

                     IN WITNESS WHEREOF, the Company has caused this First Supplemental Lease to be executed in its name and on its behalf by the Manager of the Company and its corporate seal to be affixed hereunder and attested by its Secretary, and the Authority has caused this First Supplemental Lease to be executed in its name and on its behalf by its Chairman or Vice Chairman and its corporate seal to be affixed hereto and attested by its Secretary or any Assistant Secretary as of the date and year first above written.

                                                      HUNT MANUFACTURING COMPANY
           [SEAL]

           Attest:-----------------------       By: ----------------------------
                     Asst. Secretary                   Senior Vice President


                                                IREDELL COUNTY INDUSTRIAL
                                                FACILITIES AND POLLUTION
                                                CONTROL FINANCING AUTHORITY
           [SEAL]


           Attest: -----------------------       By: --------------------------
                  (Assistant) Secretary                    Chairman

            COMMONWEALTH OF PENNSYLVANIA  :
                                          : ss
            COUNTY OF PHILADELPHIA


                     On this, the 19th day of July 1994, before me the
            undersigned, a notary public, personally appeared, W.C. Chandler who acknowledged that he is (Vice) President of the HUNT MANUFACTURING COMPANY and that he, as such officer, being authorized to do so, executed the foregoing Supplemental Lease, for purposes therein contained, by signing the name of such corporation by himself as such officer.

                      IN WITNESS WHEREOF, I set my hand and official seal.


                                                       /s/ Lillian M. Barratt
                                                       -------------------------
                                                              Notary Public

                                      |------------------------------------|
            [SEAL]                    |           Notarial Seal            |
                                      | Lillian M. Barratt, Notary Public  |
                                      | Philadelphia, Philadelphia County  |
                                      | My Commission Expires May 10, 1997 |
                                      |------------------------------------|
                                    Member, Pennsylvania Association of Notaries



            COMMONWEALTH OF PENNSYLVANIA  :
                                          : ss
            STATE OF NORTH CAROLINA       :


                     On this, the 25th day of July, 1994 before me the
            undersigned, a notary public, personally appeared J. D. Chamberlain who acknowledged that he is (Vice) Chairman of the IREDELL COUNTY INDUSTRIAL FACILITIES AND POLLUTION CONTROL FINANCING AUTHORITY and that he, as such officer, being authorized to do so, executed the foregoing Second Supplemental Lease, for purposes therein contained, by signing the name of such Authority by himself as such officer.

                       IN WITNESS WHEREOF, I set my hand and official seal.


                                                       /s/      XXXX
                                                       -------------------------
                                                              Notary Public


            [SEAL]
                                             My Commission Expires May 27, 1998

                                  EXHIBIT "A"

                              Descriiption of Real Property


                BEGINNING at the point in the center of North Carolina Highway
            No. 90 (West Front Street) leading from Statesville, North Carolina, to Taylorsville, North Carolina, said beginning point being the Southwest corner of the tract of land conveyed to the Carnation Company by the State of North Carolina by Deed recorded in Deed Book 134, Page 125, Iredell County Registry, and running thence with the center of said North Carolina Highway No. 90, North 62 degrees 22 minutes West 1043 feet to a point in the center of said North Carolina Highway No. 90, at which point the center of said North Carolina Highway No. 90 and the center of Mecham Road, a road leading in a Northerly direction from said North Carolina Highway No. 90 to what was formerly a part of the Piedmont Experiment Station Farm intersect; thence with the center line of said Mecham Road North 08 degrees 06 minutes East 805 feet to a point in the center line of the railroad track of Alexander Railroad Company; thence with the center line of the said railroad track of the Alexander Railroad Company four calls as follows: (1) South 40 degrees 05 minutes East 839.45 feet to a point; (2) thence South 43 degrees 01 minutes East 159 feet to a point; (3) thence South 48 degrees 10 minutes East 168.6 feet to a point; (4) thence South 52 degrees 30 minutes East 161.7 feet to a point in the center of said railroad track, and said point being the Northwest corner of the said tract of land conveyed to the Carnation Company by the State of North Carolina by the Deed referred to hereinabove; thence with the Western line of said Carnation Company South 15 degrees 49 minutes 40 seconds West 324.45 feet to the point of BEGINNING, containing
            12.76 acres, more or less, and the above description being according to a map and survey made by Kestler & MacKay, Registered Surveyors, dated April 13, 1964, revised on February 22, 1979, with said revision being in regard to the location of buildings, paving, and similar matters, and not in any way being a revision of property lines, including courses, degrees and distances; and being the identical property conveyed to National Canvas Products Corp. by Deed of Olin Corporation, dated September 26, 1975, recorded in Deed Book 578, Page 573, Iredell County Registry.








                                      A-1